                                                                   Exhibit 10.19

                                                                  CONFORMED COPY
================================================================================




                                CREDIT AGREEMENT


                                   dated as of


                                  May 28, 1999


                                      among


                            GENERAL CABLE CORPORATION

                           The Borrowing Subsidiaries
                                  Party Hereto


                            The Lenders Party Hereto


                                       and


                      CHASE MANHATTAN INTERNATIONAL LIMITED
                                 as London Agent


                            THE CHASE MANHATTAN BANK
                             as Administrative Agent


                               BANK ONE, MICHIGAN
                        MERRILL LYNCH CAPITAL CORPORATION
                         PNC BANK, NATIONAL ASSOCIATION
                           as Co-Documentation Agents
                           ---------------------------


                              CHASE SECURITIES INC.
                                   as Arranger








================================================================================
                                                                      [6700-830]





                                              TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----



                                                  ARTICLE I

                                                 Definitions
                                                 -----------

SECTION 1.01.  Defined Terms ............................................................................1
SECTION 1.02.  Classification of Loans and Borrowings ..................................................24
SECTION 1.03.  Terms Generally .........................................................................25
SECTION 1.04.  Accounting Terms; GAAP ..................................................................25
SECTION 1.05.  Exchange Rates ..........................................................................25
SECTION 1.06.  Redenomination of Certain Foreign Currencies ............................................26


                                                 ARTICLE II

                                                The Credits
                                                -----------

SECTION 2.01.  Commitments; Designated Foreign Currency Supplements ....................................26
SECTION 2.02.  Loans and Borrowings ....................................................................28
SECTION 2.03.  Requests for Borrowings .................................................................29
SECTION 2.04.  Repayment of Loans; Evidence of Debt ....................................................30
SECTION 2.05.  Swingline Loans .........................................................................31
SECTION 2.06.  Letters of Credit .......................................................................32
SECTION 2.07.  Funding of Borrowings ...................................................................36
SECTION 2.08.  Interest Elections ......................................................................37
SECTION 2.09.  Termination and Reduction of Commitments ................................................38
SECTION 2.10.  Amortization of Term Loans ..............................................................39
SECTION 2.11.  Prepayment of Loans .....................................................................42
SECTION 2.12.  Fees ....................................................................................44
SECTION 2.13.  Interest ................................................................................45
SECTION 2.14.  Alternate Rate of Interest ..............................................................46
SECTION 2.15.  Increased Costs .........................................................................46
SECTION 2.16.  Break Funding Payments ..................................................................47
SECTION 2.17.  Taxes ...................................................................................48
SECTION 2.18.  Payments Generally; Pro Rata Treatment; Sharing of Setoffs ..............................48
SECTION 2.19.  Mitigation Obligations; Replacement of Lenders ..........................................50
SECTION 2.20.  Borrowing Subsidiaries ..................................................................51


                                                ARTICLE III

                                      Representations and Warranties
                                      ------------------------------

SECTION 3.01.  Organization; Powers ....................................................................51
SECTION 3.02.  Authorization; Enforceability ...........................................................51
SECTION 3.03.  Approvals; No Conflicts .................................................................51
SECTION 3.04.  Financial Condition; No Material Adverse Change .........................................52
SECTION 3.05.  Properties ..............................................................................52
SECTION 3.06.  Litigation and Environmental Matters ....................................................53
SECTION 3.07.  Compliance with Laws and Agreements .....................................................53

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

                                                                                                       Page
                                                                                                       ----



SECTION 3.08.  Investment and Holding Company Status....................................................53
SECTION 3.09.  Taxes....................................................................................53
SECTION 3.10.  ERISA....................................................................................53
SECTION 3.11.  Disclosure...............................................................................53
SECTION 3.12.  Subsidiaries.............................................................................54
SECTION 3.13.  Insurance................................................................................54
SECTION 3.14.  Federal Reserve Regulations..............................................................54
SECTION 3.15.  Year 2000 Compliance.....................................................................54
SECTION 3.16.  Security Documents.......................................................................54


                                                 ARTICLE IV

                                                 Conditions
                                                 ----------

SECTION 4.01.  Effective Date...........................................................................55
SECTION 4.02.  Each Credit Event........................................................................57
SECTION 4.03.  Initial Credit Event for each Borrowing Subsidiary.......................................57


                                                 ARTICLE V

                                          Affirmative Covenants
                                          ---------------------

SECTION 5.01.  Financial Statements and Other Information...............................................58
SECTION 5.02.  Notices of Material Events...............................................................59
SECTION 5.03.  Existence; Conduct of Business...........................................................59
SECTION 5.04.  Payment of Obligations...................................................................59
SECTION 5.05.  Maintenance of Properties; Insurance.....................................................59
SECTION 5.06.  Information Regarding Collateral.........................................................59
SECTION 5.07.  Casualty and Condemnation................................................................60
SECTION 5.08.  Books and Records; Inspection Rights.....................................................60
SECTION 5.09.  Compliance with Laws.....................................................................60
SECTION 5.10.  Use of Proceeds and Letters of Credit....................................................60
SECTION 5.11.  Collateral and Guarantee Requirements....................................................60
SECTION 5.12.  Ownership of Subsidiaries................................................................61
SECTION 5.13.  Interest Rate Protection.................................................................61


                                                 ARTICLE VI

                                            Negative Covenants
                                            ------------------

SECTION 6.01.  Subsidiary Indebtedness..................................................................61
SECTION 6.02.  Liens....................................................................................62
SECTION 6.03.  Sale and Lease-Back Transactions.........................................................63
SECTION 6.04.  Fundamental Changes......................................................................63
SECTION 6.05.  Investments, Loans, Advances, Guarantees and Acquisitions................................64
SECTION 6.06.  Hedging Agreements.......................................................................64
SECTION 6.07.  Restricted Payments......................................................................65
SECTION 6.08.  Transactions with Affiliates.............................................................65
SECTION 6.09.  Restrictive Agreements...................................................................65
SECTION 6.10.  Leverage Ratio...........................................................................65

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
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

SECTION 6.11.  Interest Coverage Ratio..................................................................66
SECTION 6.12.  Amendment of Material Documents..........................................................66





                                                  ARTICLE VII

Events of Default.......................................................................................66


                                                 ARTICLE VIII

The Agents..............................................................................................68


                                                  ARTICLE IX

Guarantee...............................................................................................71


                                                  ARTICLE X

                                                Miscellaneous
                                                -------------

SECTION 10.01.  Notices.................................................................................72
SECTION 10.02.  Waivers; Amendments.....................................................................73
SECTION 10.03.  Expenses; Indemnity; Damage Waiver......................................................74
SECTION 10.04.  Successors and Assigns..................................................................75
SECTION 10.05.  Survival................................................................................77
SECTION 10.06.  Counterparts; Integration; Effectiveness................................................77
SECTION 10.07.  Severability............................................................................77
SECTION 10.08.  Right of Setoff.........................................................................78
SECTION 10.09.  Governing Law; Jurisdiction; Consent to Service of Process..............................78
SECTION 10.10.  WAIVER OF JURY TRIAL....................................................................78
SECTION 10.11.  Headings................................................................................79
SECTION 10.12.  Confidentiality.........................................................................79
SECTION 10.13.  Conversion of Currencies................................................................79
SECTION 10.14.  Release of Collateral...................................................................79

SCHEDULES:                                                                                            Page
                                                                                                      ----
Schedule 1.01(b) -- Subsidiary Guarantors and Material Subsidiaries
Schedule 2.01    -- Lenders and Commitments
Schedule 2.06(j) -- Existing Letters of Credit
Schedule 3.03    -- Post-Effective Date Acquisition Transactions
Schedule 3.05    -- Properties
Schedule 3.12    -- Subsidiaries
Schedule 3.13    -- Insurance
Schedule 6.01    -- Existing Indebtedness
Schedule 6.02    -- Existing Liens


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

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                                                                                              ----
Schedule 6.09  --   Existing Restrictions


EXHIBITS:

Exhibit A-1    --   Form of Borrowing Subsidiary Agreement
Exhibit A-2    --   Form of Borrowing Subsidiary Termination
Exhibit B      --   Form of Designated Foreign Currency Supplement
Exhibit C      --   Form of Assignment and Acceptance
Exhibit D-1    --   Form of Opinion of Blank Rome Comisky & McCauley LLP,
                    Counsel for certain Loan Parties
Exhibit D-2    --   Form of Opinion of Lovell White Durrant, U.K. Counsel for
                    the Agents and the Lenders
Exhibit D-3    --   Form of Opinion of Robert Siverd, General Counsel of the
                    Company
Exhibit D-4    --   Form of Opinion of Estudio Legal, Spanish counsel for
                    certain Loan Parties
Exhibit D-5    --   Form of Opinion of Osler, Hoskin & Harcourt, Canadian
                    counsel for certain Loan Parties
Exhibit D-6    --   Form of Opinion of Counsel for Each Borrowing Subsidiary
Exhibit E      --   Form of Subsidiary Guarantee Agreement
Exhibit F      --   Form of Pledge Agreement
Exhibit G      --   Form of Security Agreement
Exhibit H      --   Form of Indemnity, Subrogation and Contribution Agreement
Exhibit I      --   Form of Perfection Certificate

                                    CREDIT AGREEMENT dated as of May 28, 1999,
                           among




                           GENERAL CABLE CORPORATION; GK TECHNOLOGIES,
                           INCORPORATED; GENERAL CABLE HOLDINGS (UK) LIMITED; GENERAL CABLE ACQUISITIONS (SPAIN), S.A.; GENERAL CABLE HOLDINGS, INC.; the other BORROWING SUBSIDIARIES from time to time party hereto; the LENDERS from time to time party hereto; THE CHASE MANHATTAN BANK, as Administrative Agent, CHASE MANHATTAN INTERNATIONAL LIMITED, as London Agent, and BANK ONE, MICHIGAN, MERRILL LYNCH CAPITAL CORPORATION and PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents.


                  The Company (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in Article
I), indirectly through one or more Subsidiaries, intends to acquire the Acquired Assets for an aggregate purchase price of GBP 275,000,000 (or approximately $450,000,000), subject to adjustments provided for in the Acquisition Documents. The Company has requested the Lenders to establish the credit facilities provided for herein under which the Company and, to the extent provided herein, the Borrowing Subsidiaries may obtain (a) Tranche A-1 Term Loans in Sterling, Euros and Dollars in an aggregate principal or stated amount of $125,000,000,
(b) Tranche A-2 Term Loans in Dollars in an aggregate principal amount of up to $150,000,000, (c) Tranche B Term Loans in Dollars in an aggregate principal amount of up to $525,000,000 and (d) Revolving Loans and Letters of Credit in Dollars and Foreign Currencies in an aggregate principal or stated amount up to $250,000,000. Such Loans and Letters of Credit will be used to consummate the Acquisition Transactions, to repay certain Indebtedness of the Company (including Indebtedness outstanding under the Existing Credit Agreement), to pay fees and expenses in connection with the foregoing and for general corporate purposes of the Borrowers, including the financing of future acquisitions. The Lenders are willing to establish such credit facilities upon the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:


                                    ARTICLE I

                                   Definitions
                                   -----------

                  SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                  "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

                  "Acquired Assets" means the assets comprising the energy cable division of BICC plc that the Company and the Subsidiaries are to acquire pursuant to the Acquisition Documents.

                  "Acquisition Documents" means (a) the Sale and Purchase Agreement dated April 6, 1999, among BICC plc, GK Technologies, Incorporated and the Company, including the exhibits and schedules thereto, the Disclosure Letter and the Tax Deed of Covenant referred to therein and each agreement (including each Subsidiary Agreement, as defined therein), certificate, instrument, assignment or other document executed or delivered or to be executed or delivered in connection therewith and (b) the Assets Sale and Purchase Agreement dated April 6, 1999, among BICC Cables Corporation, BICC Cables Canada Inc., Pyrotenax USA Inc., GK Technologies, Incorporated, BICC plc and the Company, including the exhibits and schedules thereto, the Disclosure Letter and the Tax Deed of Covenant referred to therein and each agreement, certificate, instrument, assignment or other document executed or delivered or to be executed or delivered in connection therewith.

                  "Acquisition Transactions" means the execution, delivery and performance by the Company and its applicable Subsidiaries of the Acquisition Documents and the completion of the acquisition transactions provided for therein.

                  "Adjusted LIBO Rate" means, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

                  "Administrative Agent" means The Chase Manhattan Bank, in its capacity as administrative agent for the Lenders hereunder.

                  "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

                  "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "Agents" means, collectively, the Administrative Agent, the London Agent and the Collateral Agent.

                  "Agreement Currency" has the meaning assigned to such term in
Section 10.13(b).

                  "Alternate Base Rate" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

                  "Applicable Agent" means (a) with respect to a Loan, Borrowing or Letter of Credit denominated in Dollars, the Administrative Agent, (b) with respect to a Loan, Borrowing or Letter of Credit denominated in any Foreign Currency, the London Agent or, in the case of a Loan or Borrowing denominated in any Designated Foreign Currency, such other Person as may be specified in the applicable Designated Foreign Currency Supplement.

                  "Applicable Rate" means, for any day (a) with respect to (i) any ABR Loan or Eurocurrency Loan that is (A) a Revolving Loan or (B) a Tranche A Term Loan or (ii) the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth under the appropriate caption in Table I below or (b) with respect to any ABR Loan or Eurocurrency Loan that is a Tranche B Term Loan, the applicable rate per annum set forth under the appropriate caption in Table II below, in each case based upon the Leverage Ratio as of the most recent determination date:

Table I
-------

-----------------------------------------------------------------------
                           ABR      Eurocurrency         Commitment Fee
   Leverage Ratio:       Spread        Spread                 Rate
-----------------------------------------------------------------------
     Category 1
      >4.0                 1.75%         2.75%                0.500%
-----------------------------------------------------------------------
     Category 2
  < 4.0 and  > 3.5         1.50%         2.50%                0.500%
  -
-----------------------------------------------------------------------
     Category 3
  < 3.5 and > 3.0          1.25%         2.25%                0.425%
  -
-----------------------------------------------------------------------
     Category 4
  < 3.0 and > 2.5          1.00%         2.00%                0.375%
  -
-----------------------------------------------------------------------
     Category 5
       < 2.5               0.75%         1.75%                0.350%
       -
-----------------------------------------------------------------------


Table II
--------

--------------------------------------------------------------------------------
                                       ABR         Eurocurrency
          Leverage Ratio:            Spread           Spread
--------------------------------------------------------------------------------
             Category 1
                >4.0                  2.25%           3.25%
--------------------------------------------------------------------------------
             Category 2
         < 4.0 and  > 3.5             2.00%           3.00%
         -
--------------------------------------------------------------------------------
             Category 3
         < 3.5 and > 2.5              1.75%           2.75%
         -
--------------------------------------------------------------------------------
             Category 4
               < 2.5                  1.50%           2.50%
               -
--------------------------------------------------------------------------------


Except as set forth below, the Leverage Ratio used on any date to determine the Applicable Rate shall be that in effect at the fiscal quarter end next preceding the Financial Statement Delivery Date occurring on or most recently prior to such date; provided that if any Financial Statement Delivery Date shall have occurred and the financial statements required to have been delivered under
Section 5.01(a) or (b) by such date have not yet been delivered, the Applicable Rate shall, until such financial statements shall have been delivered, be determined by reference to Category 1 in the applicable Table. Notwithstanding the foregoing, until the Financial Statement Delivery Date immediately following December 31, 1999, the Applicable Rate will for all purposes be determined by reference to Category 3 in the applicable Table.

                  "Applicable Tranche A-1 Term Percentage" means, with respect to any Tranche A-1 Term Lender, the percentage of the total Tranche A-1 Term Commitments represented by such Lender's Tranche A-1 Term Commitment.

                  "Applicable Tranche A-2 Term Percentage" means, with respect to any Tranche A-2 Term Lender, the percentage of the total Tranche A-2 Term Commitments represented by such Lender's Tranche A-2 Term Commitment.

                  "Applicable Tranche B Term Percentage" means, with respect to any Tranche B Term Lender, the percentage of the total Tranche B Term Commitments represented by such Lender's Tranche B Term Commitment.

                  "Applicable Tranche 1 Revolving Percentage" means, with respect to any Tranche 1 Revolving Lender, the percentage of the total Tranche 1 Revolving Commitments represented by such Lender's Tranche 1 Revolving Commitment. If the Tranche 1 Revolving Commitments have terminated or expired, the Applicable Tranche 1 Revolving Percentages shall be determined based upon the Applicable Tranche 1 Revolving Commitments most recently in effect, after giving effect to any assignments.

                  "Applicable Tranche 2 Revolving Percentage" means, with respect to any Tranche 2 Revolving Lender, the percentage of the total Tranche 2 Revolving Commitments represented by such Lender's Tranche 2 Revolving Commitment. If the Tranche 2 Revolving Commitments have terminated or expired, the Applicable Tranche 2 Revolving Percentages shall be determined based upon the Applicable Tranche 2 Revolving Commitments most recently in effect, after giving effect to any assignments.

                  "Assessment Rate" means, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in Dollars at the offices of such member in the United States; provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Administrative Agent to be representative of the cost of such insurance to the Lenders.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, in the form of Exhibit C or any other form approved by the Administrative Agent.

                  "Available Tranche 1 Revolving Commitment" means, with respect to any Revolving Lender at any time, an amount equal to such Lender's Tranche 1 Revolving Commitment at such time minus such Lender's Tranche 1 Revolving Exposure at such time.

                  "Available Tranche 2 Revolving Commitment" means, with respect to any Revolving Lender at any time, an amount equal to such Lender's Tranche 2 Revolving Commitment at such time minus such Lender's Tranche 2 Revolving Exposure at such time.

                  "Base CD Rate" means the sum of (a) the Three-Month Secondary CD Rate multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

                  "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

                           "Borrower" means the Company or any Borrowing
Subsidiary.

                  "Borrowing" means (a) Loans of the same Type and currency, made, converted or continued on the same date (and, in the case of Designated Foreign Currency Revolving Loans, pursuant to the same Designated Foreign Currency Supplement) and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect or (b) a Swingline Loan.

                  "Borrowing Minimum" means (a) in the case of a Borrowing denominated in Dollars, $5,000,000 (or, in the case of a Revolving Borrowing denominated in Dollars, $1,000,000) and (b) in the case of a Borrowing denominated in any Foreign Currency, the smallest amount of such Foreign Currency that (i) is an integral multiple of 1,000,000 units (or, in the case of Sterling, 500,000 units) of such currency and (ii) has a Dollar Equivalent in excess of $5,000,000.

                  "Borrowing Multiple" means (a) in the case of a Borrowing denominated in Dollars, $1,000,000 and (b) in the case of a Borrowing denominated in any Foreign Currency, 1,000,000 units (or, in the case of Sterling, 500,000 units) of such currency.

                  "Borrowing Request" means a request by a Borrower for a Revolving Borrowing in accordance with Section 2.03.

                  "Borrowing Subsidiary" means, at any time, GKT, the UK Term Borrower, the Spanish Term Borrower, the US/Canada Term Borrower and each other Wholly Owned Subsidiary that has been designated as a Borrowing Subsidiary by the Company pursuant to Section 2.20 and that has not ceased to be a Borrowing Subsidiary as provided in such Section or Article VII.

                  "Borrowing Subsidiary Agreement" means a Borrowing Subsidiary Agreement substantially in the form of Exhibit A-1.

                  "Borrowing Subsidiary Termination" means a Borrowing Subsidiary Termination substantially in the form of Exhibit A-2.

                  "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided, that (a) when used in connection with a Eurocurrency Loan denominated in Dollars, the term "Business Day" shall also exclude any day on which banks are not open for dealings in deposits in the applicable currency in the London interbank market, (b) when used in connection with a Loan or Letter of Credit denominated in any Foreign Currency (other than Euro), the term "Business Day" shall also exclude any day on which banks are not open for dealings in deposits in the applicable currency in the principal financial center of the country of such Foreign Currency, and (c) when used in connection with a Loan or Letter of Credit denominated in Euro, the term "Business Day" shall also exclude any day on which the TARGET payment system is not open for the settlement of payments in Euro.

                  "Calculation Date" means (a) the last Business Day of each calendar month and (b) the last Business Day of each week if, in the case of this clause (b), on such Business Day, the sum of the Lenders' Tranche 1 Revolving Exposures or Tranche 2 Revolving Exposures, determined on the basis of the Exchange Rates that became effective as of the most recent Reset Date, exceeds 85% of the aggregate amount of the Tranche 1 Revolving Commitments or Tranche 2 Revolving Commitments, respectively.

                  "Capital Expenditures" means, for any period, (a) the additions to property, plant and equipment and other capital expenditures of the Company and its consolidated Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Company for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by the Company and its consolidated Subsidiaries during such period.

                  "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Cash Interest Expense" means, for any period, Interest Expense paid in cash during such period.

                  "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities

Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of shares representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Company; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were not (i) directors of the Company on the date hereof, (ii) nominated by the board of directors of the Company or (iii) appointed by directors so nominated; or (c) the acquisition of direct or indirect Control of the Company by any Person or group (it being understood that, in the absence of an event described in clause
(a) or (b), the replacement of one or more officers of the Company shall not in and of itself constitute a Change in Control).

                  "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

                  "Chase" means The Chase Manhattan Bank and its successors.

                  "Class", when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Tranche A-1 Term Loans, Tranche A-2 Term Loans, Tranche B Term Loans, Tranche 1 Revolving Loans, Tranche 2 Revolving Loans or Swingline Loans, and (b) any Commitment, refers to whether such Commitment is a Tranche A-1 Term Commitment, a Tranche A-2 Commitment, a Tranche B Term Commitment, a Tranche 1 Revolving Commitment, a Tranche 2 Revolving Commitment or a Designated Foreign Currency Commitment.

                  "CMIL" means Chase Manhattan International Limited and its successors.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral" means any and all "Collateral", as defined in any applicable Security Document (as the context requires).

                  "Collateral Agent" means The Chase Manhattan Bank, in its capacity as collateral agent for the Secured Parties under the Security Documents.

                  "Collateral Requirement" means, at any time, that (a) the Pledge Agreement (or a supplement referred to in Section 24 thereof) (or, as to any Equity Interests or Rights issued by a Person subject to the laws of a foreign jurisdiction, one or more other pledge agreements satisfactory in form and substance to the Collateral Agent) shall have been duly executed by the Company and each Domestic Subsidiary existing at such time and owning any Equity Interests, Rights or Indebtedness of the Company or any other Subsidiary or other Person, shall have been delivered to the Collateral Agent and shall be in full force and effect, and all such outstanding Equity Interests and Rights (after giving effect to the Acquisition Transactions) and all such Indebtedness in an aggregate principal amount equal to or greater than $1,000,000 (which Indebtedness shall be evidenced by one or more promissory notes) shall have been duly and validly pledged thereunder (and any such Indebtedness not evidenced by a promissory note shall have been pledged under the Security Agreement) to the Collateral Agent for the ratable benefit of the Secured Parties and certificates or other instruments representing such Equity Interests and Rights or Indebtedness (to the extent such Indebtedness is evidenced by instruments), accompanied by stock powers or other instruments of transfer endorsed in blank, shall be in the actual possession of the Collateral Agent; provided that, subject to Section 25 of the Pledge Agreement, none of the Company or the Domestic Subsidiaries shall be required to pledge more than 65% of the voting Equity Interests (but shall be required to pledge 100% of any non-voting Equity Interests) of any Foreign Subsidiary to secure Obligations of the Company and Loan Parties that are Domestic Subsidiaries, and any other action (including any notation in a shareholder registry) required by law or reasonably requested by the Administrative Agent to be taken in order to create in favor of the Collateral Agent for the benefit of the Secured Parties a valid, legal and perfected first-priority security interest in and Lien on the Collateral subject to the Pledge Agreement (or any such other pledge agreement) shall have been taken and evidence thereof delivered to the Collateral Agent and
(b) the Security Agreement (or a supplement referred to in Section 7.15 thereof) shall have been duly executed by the Company and each Domestic Subsidiary existing at such time, shall have been delivered to the Collateral Agent and shall be in full force and effect, and each document (including each Uniform Commercial Code financing statement) required by law or reasonably requested by the Administrative Agent to be filed or, with respect to fixture filings, recorded in order to create in favor of the Collateral Agent for the benefit of the Secured Parties a valid, legal and perfected first-priority security interest in and Lien on the Collateral subject to the Security Agreement (subject to any Lien expressly permitted by Section 6.02) shall have been delivered to the Collateral Agent in form suitable for filing.

                  "Commitment" means a Tranche A-1 Term Commitment, a Tranche A-2 Term Commitment, a Tranche B Term Commitment, a Tranche 1 Revolving Commitment, a Tranche 2 Revolving Commitment or a Designated Foreign Currency Commitment.

                  "Committed Currency" means Dollars and Committed Foreign Currencies.

                  "Committed Foreign Currency" means Sterling and Euros.

                  "Company" means General Cable Corporation, a Delaware corporation.

                  "Confidential Information Memorandum" means the Confidential Information Memorandum dated April 1999 distributed to the Lenders, together with the appendices thereto, as amended through the date hereof.

                  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

                  "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Designated Foreign Currency" means, when used in connection with Loans or Borrowings, any currency (other than Dollars, Sterling and Euros) that is (i) available to banks, freely transferable and freely convertible into Dollars, in each case in the London interbank market, (ii) has been approved by the Administrative Agent in a notice delivered to the Company and (iii) in respect of which one or more Designated Foreign Currency Supplements shall have been executed and delivered by the Company, one or more Fronting Lenders and the Administrative Agent and shall be in effect.

                  "Designated Foreign Currency Commitment" means, with respect to each Designated Foreign Currency Revolving Lender and Designated Foreign Currency Supplement, the commitment of such Designated Foreign Currency Revolving Lender to make Designated Foreign Currency Revolving Loans under
Section 2.01(e) and such Designated Foreign Currency Supplement, as such commitment may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Designated Foreign Currency Revolving Lender pursuant to Section 10.04.

                  "Designated Foreign Currency Exposure" means, with respect to any Tranche 2 Revolving Lender at any time, the sum at such time, without duplication, of (a) such Tranche 2 Revolving Lender's Applicable Tranche 2 Revolving Percentage of the aggregate Dollar Equivalents of the principal amounts of the outstanding Designated Foreign Currency Revolving Loans (excluding any Designated Foreign Currency Revolving Loans in respect of which such Tranche 2 Revolving Lender has made, or is required to have made, payments to the applicable Fronting Lenders pursuant to Section 2.01(f)), and (b) the aggregate principal amount at such time of the Designated Foreign Currency Revolving Loans that have been converted to Dollar obligations and in respect of which such Tranche 2 Revolving Lender has made, or is required to have made, payments to the applicable Fronting Lenders, all as provided in Section 2.01(f).

                  "Designated Foreign Currency Revolving Lender" means a Revolving Lender with a Designated Foreign Currency Commitment.

                  "Designated Foreign Currency Revolving Borrowing" means a Borrowing comprised of Designated Foreign Currency Revolving Loans.

                  "Designated Foreign Currency Revolving Loans" means Loans denominated in Designated Foreign Currencies and made pursuant to Section 2.01(e). Each Designated Foreign Currency Revolving Loan shall be a Eurocurrency Loan or a Local Rate Loan.

                  "Designated Foreign Currency Supplement" means an agreement in the form of Exhibit B hereto executed and delivered by the Company, one or more Fronting Lenders and the Administrative Agent as provided in Section 2.01(g).

                  "Dollar Equivalent" means, on any date of determination, (a) with respect to any amount in Dollars, such amount, and (b) with respect to any amount in any Foreign Currency, the equivalent in Dollars of such amount, determined by the Administrative Agent pursuant to Section 1.05(b) using the Exchange Rate with respect to such Foreign Currency at the time in effect under the provisions of such Section.

                  "Dollars" or "$" means the lawful money of the United States of America.

                  "Domestic Borrowing Subsidiary" means a Borrowing Subsidiary that is a Domestic Subsidiary.

                  "Domestic Subsidiary" shall mean a Subsidiary incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

                  "EBITDA" means, for any period, the consolidated net income of the Company and its consolidated Subsidiaries for such period plus, to the extent deducted in computing such consolidated net income for such period, the sum (without duplication) of (a) income tax expense, (b) Interest Expense, (c) depreciation and amortization expense, (d) non-recurring restructuring charges and (e) extraordinary losses, minus, to the extent added in computing such consolidated net income for such period, (a) consolidated interest income and
(b) extraordinary gains. Anything contained in this definition or elsewhere in this Agreement to the contrary notwithstanding, in calculating EBITDA for the four fiscal-quarter period ending on September 30, 1999, December 31, 1999 and March 31, 2000, EBITDA shall be deemed to equal EBITDA for the period commencing on July 1, 1999 and ending on (x) September 30, 1999, multiplied by 4, (y) December 31, 1999, multiplied by 2 and (z) March 31, 2000, multiplied by 4/3, respectively.

                  "Effective Date" means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 10.02).

                  "Effective Date Transactions" shall mean the Acquisition Transactions (other than the Post-Effective Date Acquisition Transactions), the Borrowings hereunder on the Effective Date and the creation of the Liens provided for in the Security Documents.

                  "EMU Legislation" means the legislative measures of the European Union for the introduction of, changeover to or operation of the Euro in one or more member states.

                  "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

                  "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Borrower or any subsidiary thereof directly or indirectly resulting from or based upon (a) violation of any applicable Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with a Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

                  "ERISA Event" means (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by a Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by a Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by a Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by a Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from a Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                  "Euro" or "E" means the single currency of the European Union as constituted by the Treaty on European Union and as referred to in the EMU Legislation.

                  "Eurocurrency", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

                  "Event of Default" has the meaning assigned to such term in
Article VII.

                  "Excess Cash Flow" means, for any period, the sum (without duplication) of:

                  (a) the consolidated net income (or loss) of the Company and its consolidated Subsidiaries for such period, adjusted to exclude any gains or losses attributable to Prepayment Events; plus

                  (b) depreciation, amortization and other non-cash charges or losses deducted in determining such consolidated net income (or loss) for such period; plus

                  (c) the sum of (i) the amount, if any, by which Net Working Capital decreased during such period plus (ii) the amount, if any, by which the consolidated deferred revenues of the Company and its consolidated Subsidiaries increased during such period plus (iii) the aggregate principal amount of Capital Lease Obligations and other Indebtedness incurred during such period to finance Capital Expenditures, to the extent that mandatory principal payments in respect of such Indebtedness would not be excluded from clause (f) below when made (assuming that such mandatory principal payments are not financed by the incurrence of other Indebtedness); minus

                  (d) the sum of (i) any non-cash gains included in determining such consolidated net income (or loss) for such period plus (ii) the amount, if any, by which Net Working Capital increased during such period plus (iii) the amount, if any, by which the consolidated deferred revenues of the Company and its consolidated Subsidiaries decreased during such period; minus

                  (e) Capital Expenditures for such period; minus

                  (f) the aggregate principal amount of Indebtedness repaid or prepaid by the Company and its consolidated Subsidiaries during such period, excluding (i) Indebtedness in respect of Revolving Loans and Letters of Credit, (ii) Term Loans prepaid pursuant to Section 2.11(c) or (d), (iii) repayments or prepayments of Indebtedness financed by the incurrence of other Indebtedness, to the extent that mandatory principal payments in respect of such other Indebtedness would not be excluded from this clause (f) when made and (iv) voluntary prepayments of Indebtedness other than Term Loans.

                  "Exchange Rate" means on any day, with respect to any Foreign Currency, the rate at which such Foreign Currency may be exchanged into Dollars (or, for purposes of Section 2.01(f), Section 2.06(e) or any other provision of this Agreement requiring or permitting the conversion of Foreign Currency Loans to Dollar Loans, the rate at which Dollars may be exchanged into such Foreign Currency), as set forth at approximately 11:00 a.m., London time, on such day on the Reuters World Currency Page for such Foreign Currency. In the event that such rate does not appear on any Reuters World Currency Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Company, or, in the absence of such agreement, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such Foreign Currency are then being conducted, at or about 10:00 a.m., local time, on such date for the purchase of Dollars (or such Foreign Currency, as the case may be) for delivery two Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent, after consultation with the Company, may use any reasonable method it deems appropriate to determine such rate, and such determination shall be presumed correct absent manifest error.

                  "Excluded Taxes" means, with respect to the Administrative Agent, the London Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under which such recipient is organized or in which its principal office is located, or in the case of a Foreign Lender, in which its applicable lending office is located, (b) any branch profit taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Company under Section 2.19(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender (i) to the extent such tax is in effect and would apply as of the date such Foreign Lender becomes a party to this Agreement or relates to payments received by a new lending office designated by such Foreign Lender and is in effect and would apply at the time such lending office is designated (other than any withholding tax imposed on any payment from a Borrower domiciled outside the United States), or (ii) that is attributable to such Foreign Lender's failure to comply with Section 2.17(e), except, in the case of clause (i) above, to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the applicable Borrower with respect to such withholding tax pursuant to Section 2.17(a).

                  "Existing Credit Agreement" means the Credit Agreement dated as of May 14, 1997 among the Company, the subsidiaries party thereto and the lenders and agent party thereto.

                  "Existing Letters of Credit" means the letters of credit issued under the Existing Credit Agreement and described on Schedule 2.06(j).

                  "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of the Company.

                  "Financial Statement Delivery Date" means the 90th day following the end of each fiscal year of the Company, and the 45th day following the end of each of the first three fiscal quarters in each fiscal year of the Company.

                  "Foreign Currency" means any Committed Foreign Currency or Designated Foreign Currency.

                  "Foreign Lender" means, with respect to any Loan, any Lender making such Loan that is organized under the laws of a jurisdiction other than the Relevant Jurisdiction.

                  "Foreign Subsidiary" means any Subsidiary that is not a Domestic Subsidiary.

                  "Fronting Lender" means, as to any Tranche 2 Revolving Loan made or to be made pursuant to Section 2.01(e) and any Designated Foreign Currency Supplement, each Revolving Lender that has executed and delivered such Designated Foreign Currency Supplement as a Fronting Lender.

                  "GAAP" means generally accepted accounting principles in the United States of America.

                  "GKT" means GK Technologies, Incorporated, a New Jersey corporation and a Wholly Owned Subsidiary.

                  "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business or obligations of a Subsidiary entered in the ordinary course of business of such Subsidiary in respect of performance bonds and surety bonds securing contractual obligations of such Subsidiary.

                  "Guarantee Requirement" shall mean, at any time, that (a) the Subsidiary Guarantee Agreement (or a supplement referred to in Section 19 thereof) shall have been executed by each Subsidiary (other than any Foreign Subsidiary that does not directly or indirectly own any Equity Interests in any Borrower) existing from time to time, shall have been delivered to the Collateral Agent and shall be in full force and effect and (b) the Indemnity, Subrogation and Contribution Agreement (or a supplement referred to in Section 12 thereof) shall have been executed by the Company and each Subsidiary required to be party to the Subsidiary Guarantee Agreement, shall have been delivered to the Collateral Agent and shall be in full force and effect.

                  "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                  "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

                  "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others excluding, to the extent such obligations constitute Guarantees, obligations of a Subsidiary entered in the ordinary course of business of such Subsidiary in respect of performance bonds and surety bonds securing contractual obligations of such Subsidiary, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

                  "Indemnified Taxes" means Taxes other than Excluded Taxes.

                  "Indemnity, Subrogation and Contribution Agreement" means the Indemnity, Subrogation and Contribution Agreement substantially in the form of Exhibit H, made by the Company and one or more of the Subsidiary Guarantors in favor of the Administrative Agent for the benefit of the Lenders.

                  "Interest Coverage Ratio" means, for any period, the ratio of
(a) EBITDA for such period to (b) Cash Interest Expense for such period.

                  "Interest Election Request" means a request by the relevant Borrower to convert or continue a Revolving Borrowing or Term Borrowing in accordance with Section 2.08.

                  "Interest Expense" means, for any period, the interest expense of the Company and its consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, including (i) the amortization of debt discounts to the extent included in interest expense in accordance with GAAP, (ii) the amortization of all fees (including fees with respect to interest rate protection agreements or other interest rate hedging arrangements) payable in connection with the incurrence of Indebtedness to the extent included in interest expense in accordance with GAAP and (iii) the portion of any rents payable under capital leases allocable to interest expense in accordance with GAAP.

                  "Interest Payment Date" means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each March, June, September and December, (b) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, (c) with respect to any Local Rate Loan, the dates set forth in the applicable Designated Foreign Currency Supplement, and (d) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

                  "Interest Period" means, with respect to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each affected Lender, nine or twelve months) thereafter, as the relevant Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurocurrency Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurocurrency Borrowing that commences on the last Business Day of a calendar

                                                                              14
month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made, and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

                  "Issuing Bank" means The Chase Manhattan Bank, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.06(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

                  "Judgment Currency" has the meaning assigned to such term in
Section 10.13(b).

                  " LC Disbursement" means a Tranche 1 LC Disbursement or a Tranche 2 LC Disbursement.

                  "LC Exposure" means a Tranche 1 LC Exposure or a Tranche 2 LC Exposure.

                  "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that shall have ceased to be a party hereto pursuant to an Assignment and Acceptance. Except to the extent otherwise expressly provided herein, the term "Lenders" includes the Fronting Lenders and the Swingline Lender.

                  "Letter of Credit" means any Tranche 1 Letter of Credit or any Tranche 2 Letter of Credit.

                  "Leverage Ratio" means, at any time, the ratio of (a) Total Debt at such time to (b) EBITDA for the most recent period of four consecutive fiscal quarters of the Company ended at or prior to such time.

                  "LIBO Rate" means, with respect to any Eurocurrency Borrowing for any Interest Period, the rate per annum determined by the Applicable Agent at approximately 11:00 a.m., London time, on the Quotation Day for such Interest Period by reference to the British Bankers' Association Interest Settlement Rates for deposits in the currency of such Borrowing (as reflected on the applicable Telerate screen), for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, "LIBO RATE" shall be the interest rate per annum determined by the Applicable Agent to be the average of the rates per annum at which deposits in the currency of such Borrowing are offered for such Interest Period to major banks in the London interbank market by Chase at approximately 11:00 a.m., London time, on the date two Business Days prior to the beginning of such Interest Period.

                  "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "Loan Documents" means this Agreement, each Borrowing Subsidiary Agreement, each Borrowing Subsidiary Termination, each Designated Foreign Currency Supplement, the Subsidiary Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, the Pledge Agreement (and any other pledge agreement referred to in the definition of "Collateral Requirement"), the Security Agreement and each other Security Document and each Letter of Credit and promissory note delivered pursuant to this Agreement.

                  "Loan Parties" means the Borrowers and the Subsidiary Guarantors.

                  "Loans" means the loans made by the Lenders to the Borrowers pursuant to this Agreement.

                  "Local Rate" when used in reference to any Designated Foreign Currency Revolving Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a local base rate set forth in the Designated Foreign Currency Supplement applicable thereto.

                  "Local Time" means (a) with respect to a Loan, Borrowing or Letter of Credit denominated in Dollars, New York City time, and (b) with respect to a Loan, Borrowing or Letter of Credit denominated in any Foreign Currency, London time or, in the case of a Loan or Borrowing denominated in any particular Designated Foreign Currency, such other time as may be specified in the applicable Designated Foreign Currency Supplement.

                  "London Agent" means Chase Manhattan International Limited.

                  "Material Adverse Effect" means a material adverse effect on
(a) the business, assets, operations or condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole, (b) the ability of the Company or any Material Subsidiary to perform any of its obligations under any Loan Document or (c) the aggregate rights of any Agent or the Lenders against the Company or any Material Subsidiary under any Loan Document.

                  "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of one or more of the Company and the Subsidiaries in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Company or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

                  "Material Subsidiary" means (a) any Borrowing Subsidiary, (b) any subsidiary that directly or indirectly owns or Controls any Borrowing Subsidiary or other Material Subsidiary and (c) any other subsidiary (i) the consolidated net revenues of which for the most recent fiscal year of the Company for which audited financial statements have been delivered pursuant to
Section 5.01 were greater than 5% of the Company's consolidated net revenues for such fiscal year or (ii) the consolidated tangible assets of which as of the end of such fiscal year were greater than 5% of the Company's consolidated tangible assets as of such date; provided that if at any time the aggregate amount of the consolidated net revenues or consolidated tangible assets of all Subsidiaries that are not Material Subsidiaries exceeds 10% of the Company's consolidated net revenues for any such fiscal year or 10% of the Company's consolidated tangible assets as of the end of any such fiscal year, the Company (or, in the event the Company has failed to do so within 10 days, the Administrative Agent) shall designate sufficient Subsidiaries as "Material Subsidiaries" to eliminate such excess, and such designated Subsidiaries shall for all purposes of this Agreement constitute Material Subsidiaries. For purposes of making the determinations required by this definition, revenues and assets of Foreign Subsidiaries shall be converted into Dollars at the rates used in preparing the consolidated balance sheet of the Company included in the applicable financial statements. The Material Subsidiaries on the date hereof are identified in
Schedule 1.01(b) hereto.

                  "Moody's" means Moody's Investors Service.

                  "Multiemployer Plan" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

                  "Net Proceeds" means, with respect to any Prepayment Event, 100% (or, in the case of any Prepayment Event described in clause (c) of the definition of such term, 50%) of (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by the Company and the Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by the Company and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Company and the Subsidiaries, and the amount of any reserves established by the Company and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case in respect of the year during which such event occurred and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Company).

                  "Net Working Capital" means, at any date, (a) the consolidated current assets of the Company and its consolidated Subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of the Company and its consolidated Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

                  "Obligations" means (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to any Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by any Borrower under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Secured Parties under this Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to this Agreement and the other Loan Documents, (c) unless otherwise agreed upon in writing by the applicable Lender party thereto, the due and punctual payment and performance of all obligations of the Company, monetary or otherwise, under each Hedging Agreement entered into with any counterparty that was a Lender (or an Affiliate thereof) at the time such Hedging Agreement was entered into and (d) all obligations of the Company under Article IX of this Agreement.

                  "Other Taxes" means any and all present or future recording, stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

                  "Perfection Certificate" means a certificate in the form of
Exhibit I or any other form approved by the Collateral Agent.

                  "Permitted Encumbrances" means:

                  (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;

                  (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with
         Section 5.04;

                  (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

                  (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; and

                  (e) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary;

provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

                  "Permitted Investments" means:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                  (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

                  (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; and

                  (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above.

                  "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                  "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Pledge Agreement" means the Pledge Agreement dated the date hereof among the Company, each Domestic Subsidiary required to be a party thereto pursuant to the definition of "Collateral Requirement" and the Collateral Agent, substantially in the form of Exhibit F as such Pledge Agreement may be amended, supplemented or otherwise modified from time to time.

                  "Post-Effective Date Acquisition Transactions" means the Acquisition Transactions listed in Schedule 3.03.

                  "Prepayment Event" means:

                  (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Company or any Subsidiary (other than (i) any disposition of obsolete or worn out assets or Permitted Investments, (ii) sales of inventory in the ordinary course of business and (iii) any asset sale or series of related asset sales resulting in Net Proceeds not in excess of $20,000,000 in the aggregate during any fiscal year); or

                  (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Company or any Subsidiary; provided that if the Company shall notify the Administrative Agent within 60 days of any such casualty or other insured damage that it or the applicable Subsidiary intends to apply the Net Proceeds therefrom to pay the costs and expenses associated with the repair, restoration or replacement of the affected property or asset then, so long as such repair, restoration or replacement is commenced within 180 days after receipt of such Net Proceeds and diligently pursued until completion, such casualty or insured damage shall constitute a Prepayment Event only to the extent such Net Proceeds exceed the amounts expended for such repair, restoration or replacement; or

                  (c) the issuance by the Company or any Subsidiary for cash of any Equity Interests, or the receipt by the Company or any Subsidiary of any capital contribution in cash, other than, in the case of any Subsidiary, any such issuance of Equity Interests to, or receipt of any such capital contribution from, the Company or a Subsidiary; provided, that if the Leverage Ratio shall be less than 2.50 to 1.00 for a period of not less than 90 consecutive days including the last days of two fiscal quarters of the Company, the events referred to in this clause
         (c) shall not at any time thereafter constitute Prepayment Events; or

                  (d) the incurrence by the Company or any Subsidiary of any Indebtedness, other than Indebtedness of any Subsidiary permitted under clauses (a) through (g) of Section 6.01 and Indebtedness of the Company of the types described in clauses (a) through (f) of Section 6.01.

                  "Prime Rate" means the rate of interest per annum publicly announced from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

                  "Quotation Day" means, with respect to any Eurocurrency Borrowing and any Interest Period, the day on which it is market practice in the relevant interbank market for prime banks to give quotations for deposits in the currency of such Borrowing for delivery on the first day of such Interest Period. If such quotations would normally be given by prime banks on more than one day, the Quotation Day will be the last of such days.

                  "Register" has the meaning set forth in Section 10.04.

                  "Related Fund" means, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, trustees, agents and advisors of such Person and such Person's Affiliates.

                  "Relevant Jurisdiction" means (i) in the case of any Loan to the Company or any Domestic Borrowing Subsidiary, the United States of America, and (ii) in the case of any Loan to any other Borrowing Subsidiary, the jurisdiction imposing (or having the power to impose) withholding tax on payments by such Borrowing Subsidiary under this Agreement.

                  "Required Lenders" means, at any time, Lenders having Revolving Exposures, Term Loans and unused Commitments (other than Designated Foreign Currency Commitments) representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments (other than Designated Foreign Currency Commitments) at such time (and including, at any time when Revolving Commitments are in effect, Lenders representing a majority in amount of the Revolving Commitments).

                  "Reset Date" has the meaning set forth in Section 1.05(a).

                  "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Equity Interests in the Company or any Subsidiary or on account of any option, warrant or other right to acquire any such Equity Interests in the Company or any Subsidiary.

                  "Revolving Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

                  "Revolving Borrowing" means a Borrowing comprised of Tranche 1 Revolving Loans or Tranche 2 Revolving Loans.

                  "Revolving Commitment" means a Tranche 1 Revolving Commitment or a Tranche 2 Revolving Commitment.

                  "Revolving Exposure" means a Tranche 1 Revolving Exposure or a Tranche 2 Revolving Exposure.

                  "Revolving Lender" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with a Revolving Exposure.

                  "Revolving Loans" means Tranche 1 Revolving Loans, Tranche 2 Revolving Loans and Designated Foreign Currency Revolving Loans.

                  "Revolving Maturity Date" means May 27, 2005.

                  "Rights" shall mean, with respect to any Person, warrants, options or other rights to acquire Equity Interests in such Person.

                  "S&P" means Standard & Poor's Ratings Services.

                  "Secured Parties" has the meaning assigned to such term in the Security Agreement.

                  "Security Agreement" means the Security Agreement among the Company, each Domestic Subsidiary and the Collateral Agent, substantially in the form of Exhibit G, as such Security Agreement may be amended, supplemented or otherwise modified from time to time.

                  "Security Documents" means the Pledge Agreement (and any other pledge agreement referred to in the definition of "Collateral Requirement"), the Security Agreement and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.11 to secure any of the Obligations.

                  "Spanish Term Borrower" means General Cable Acquisitions (Spain), S.A., a Spanish corporation.

                  "Statutory Reserve Rate" means, with respect to any currency, a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve, liquid asset or similar percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by any Governmental Authority of the United States or of the jurisdiction of such currency or any jurisdiction in which Loans in such currency are made to which banks in such jurisdiction are subject for any category of deposits or liabilities customarily used to fund loans in such currency or by reference to which interest rates applicable to Loans in such currency are determined. Such reserve, liquid asset or similar percentages shall include those imposed pursuant to Regulation D of the Board. Eurocurrency Loans shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any other applicable law, rule or regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "Sterling" or "pound" means the lawful money of the United Kingdom.

                  "subsidiary" means, with respect to any Person (the "parent") at any date of determination, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date of determination, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. For purposes of the certificate delivered pursuant to Section 4.01(d) and for purposes of Section 4.02(a), references, to "subsidiaries" herein shall be deemed, on the Effective Date and on the date of any subsequent borrowing to finance the acquisition of any Person, to include any Person to be acquired on such date as part of the Acquisition Transactions or otherwise.

                  "Subsidiary" means any subsidiary of the Company.

                  "Subsidiary Guarantee Agreement" means the Subsidiary Guarantee Agreement substantially in the form of Exhibit E, made by the Subsidiary Guarantors in favor of the Administrative Agent for the benefit of the Lenders.

                  "Subsidiary Guarantors" means each Person listed on Schedule 1.01(b) and each other party that becomes party to a Subsidiary Guarantee Agreement as a Subsidiary Guarantor, and the permitted successors and assigns of each such Person.

                  "Swingline Base Rate" shall mean, for any day, with respect to any Swingline Loan that is denominated in a Committed Foreign Currency, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the average rate at which overnight deposits in the currency in which such Swingline Loan is denominated and approximately equal in principal amount to such Swingline Loan are obtainable by the Swingline Lender on such day at its lending office for such Swingline Loan in the interbank market (or any other market for overnight funds in such currency utilized by the Swingline Lender), adjusted to reflect any direct or indirect costs of obtaining such deposits (including costs analogous to Statutory Reserves and the Assessment Rate, to the extent applicable). The Swingline Base Rate applicable to any Swingline Loan that is a denominated in any Committed Foreign Currency shall be determined for each day by the Swingline Lender and such determination shall be conclusive absent manifest error.

                  "Swingline Exposure" means, at any time, the sum of (a) the aggregate principal amount of all Swingline Loans denominated in Dollars outstanding at such time plus (b) the Dollar Equivalent of all Swingline Loans denominated in Committed Foreign Currencies outstanding at such time. The Swingline Exposure of any Tranche 1 Revolving Lender at any time shall be such Lender's Applicable Tranche 1 Revolving Percentage of the aggregate Swingline Exposure.

                  "Swingline Lender" means The Chase Manhattan Bank, in its capacity as lender of Swingline Loans hereunder.

                  "Swingline Loan" means a Loan made pursuant to Section 2.05.

                  "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "Three-Month Secondary CD Rate" means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business
Day) by the Administrative Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

                  "Term Loans" means Tranche A Term Loans and Tranche B Term Loans.

                  "Total Debt" means, at any date, all Indebtedness (including all Capital Lease Obligations) of the Company and its consolidated Subsidiaries at such date to the extent such Indebtedness should be reflected on a consolidated balance sheet of the Company at such date in accordance with GAAP.

                  "Tranche A Term Availability Period" means the period from and including the Effective Date to but excluding the earlier of the termination of the Tranche A Commitments, and 5:00 p.m., New York City time, on December 15, 1999.

                  "Tranche A Term Borrowing" means a Tranche A-1 Term Borrowing or a Tranche A-2 Term Borrowing.

                  "Tranche A Term Commitment" means a Tranche A-1 Term Commitment or a Tranche A-2 Term Commitment.

                  "Tranche A Term Lender" means a Tranche A-1 Term Lender or a Tranche A-2 Term Lender.

                  "Tranche A Term Maturity Date" means May 27, 2005.

                  "Tranche A Term Loan" means a Tranche A-1 Term Loan or a Tranche A-2 Term Loan.

                  "Tranche A-1 Term Borrowing" means a Borrowing comprised of Tranche A-1 Term Loans.

                  "Tranche A-1 Term Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Tranche A-1 Term Loans in Dollars, Sterling and Euros hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section
10.04. The initial amounts of the Tranche A-1 Term Loans in Dollars, Sterling and Euros that each Lender is obligated to make pursuant to its Tranche A-1 Commitment are set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche A-1 Term Commitment, as applicable. The total Tranche A-1 Term Commitment on the date hereof is $125,000,000.

                  "Tranche A-1 Term Lender" means a Lender with a Tranche A-1 Term Commitment or an outstanding Tranche A-1 Term Loan.

                  "Tranche A-1 Term Loan" means a Loan made pursuant to paragraph (a) of Section 2.01.

                  "Tranche A-2 Term Borrowing" means a Borrowing comprised of Tranche A-2 Term Loans.

                  "Tranche A-2 Term Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Tranche A-2 Term Loans in Dollars hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amounts of the Tranche A-2 Term Loans in Dollars that each Lender is obligated to make pursuant to its Tranche A-2 Commitment are set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche A-2 Term Commitment, as applicable. The total Tranche A-2 Term Commitment on the date hereof is $150,000,000.

                  "Tranche A-2 Term Lender" means a Lender with a Tranche A-2 Term Commitment or an outstanding Tranche A-2 Term Loan.

                  "Tranche A-2 Term Loan" means a Loan made pursuant to paragraph (b) of Section 2.01.

                  "Tranche B Term Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Tranche B Term Loans hereunder on the Effective Date, as such commitment may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Tranche B Term Commitment is set forth on
Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche B Term Commitment, as applicable. The total Tranche B Term Commitment on the date hereof is $525,000,000.

                  "Tranche B Term Lender" means a Lender with a Tranche B Term Commitment or an outstanding Tranche B Term Loan.

                  "Tranche B Term Maturity Date" means May 27, 2007.

                  "Tranche B Term Borrowing" means a Borrowing comprised of Tranche B Term Loans.

                  "Tranche B Term Loan" means a Loan made pursuant to paragraph
(b) of Section 2.01.

                  "Tranche 1 LC Disbursement" means a payment made by the Issuing Bank in respect of a Tranche 1 Letter of Credit.

                  " Tranche 1 LC Exposure" means at any time the sum of (a) the aggregate undrawn amount of all outstanding Tranche 1 Letters of Credit denominated in Dollars at such time, (b) the aggregate Dollar Equivalents of the undrawn amounts of all outstanding Tranche 1 Letters of Credit denominated in Foreign Currencies at such time, (c) the aggregate amount of all Tranche 1 LC Disbursements denominated in Dollars that have not yet been reimbursed by or on behalf of the Company or the applicable Subsidiary at such time and (d) the aggregate Dollar Equivalents of the amounts of all Tranche 1 LC Disbursements denominated in Foreign Currencies that have not yet been reimbursed by or on behalf of the Company or the applicable Subsidiary at such time. The Tranche 1 LC Exposure of any Tranche 1 Revolving Lender at any time shall be such Lender's Applicable Tranche 1 Revolving Percentage of the aggregate Tranche 1 LC Exposure.

                  "Tranche 1 Letter of Credit" means any letter of credit issued pursuant to this Agreement on behalf of Lenders holding Tranche 1 Revolving Commitments.

                  "Tranche 1 Revolving Borrowing" means a Borrowing comprised of Tranche 1 Revolving Loans.

                  "Tranche 1 Revolving Commitment" means, with respect to each Tranche 1 Revolving Lender, the commitment of such Tranche 1 Revolving Lender to make Tranche 1 Revolving Loans pursuant to Section 2.01(d)(i), to acquire participations in Tranche 1 Letters of Credit pursuant to Section 2.06 and to acquire participations in Swingline Loans pursuant to Section 2.05, expressed as an amount representing the maximum aggregate amount of such Tranche 1 Revolving Lender's Tranche 1 Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
Section 10.04. The initial amount of each Tranche 1 Revolving Lender's Tranche 1 Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which Tranche 1 Revolving Lender shall have assumed its Tranche 1 Revolving Commitment, as applicable. The total Tranche 1 Revolving Commitment on the date hereof is $75,000,000.

                  "Tranche 1 Revolving Exposure" means, with respect to any Tranche 1 Revolving Lender at any time, the sum at such time, without duplication, of (a) such Lender's

Applicable Tranche 1 Revolving Percentage of the principal amounts of the outstanding Tranche 1 Revolving Loans denominated in Dollars, plus (b) such Lender's Applicable Tranche 1 Revolving Percentage of the aggregate Dollar Equivalents of the principal amounts of the outstanding Tranche 1 Revolving Loans denominated in Committed Foreign Currencies, plus (c) the aggregate amount of such Lender's Swingline Exposure, plus (d) the aggregate amount of such Lender's Tranche 1 LC Exposure.

                  "Tranche 1 Revolving Lender" mean a Lender with a Tranche 1 Revolving Commitment.

                  "Tranche 1 Revolving Loan" means a Loan denominated in a Committed Currency and made pursuant to Section 2.01(d)(i). Each Tranche 1 Revolving Loan shall be a Eurocurrency Loan or an ABR Loan.

                  "Tranche 2 LC Disbursement" means a payment made by the Issuing Bank in respect of a Tranche 2 Letter of Credit.

                  " Tranche 2 LC Exposure" means at any time the sum of (a) the aggregate undrawn amount of all outstanding Tranche 2 Letters of Credit at such time and (b) the aggregate amount of all Tranche 2 LC Disbursements that have not yet been reimbursed by or on behalf of the Company or the applicable Subsidiary at such time. The Tranche 2 LC Exposure of any Tranche 2 Revolving Lender at any time shall be such Lender's Applicable Tranche 2 Revolving Percentage of the aggregate Tranche 2 LC Exposure.

                  "Tranche 2 Letter of Credit" means any letter of credit issued pursuant to this Agreement on behalf of Lenders holding Tranche 2 Revolving Commitments. Each Tranche 2 Letter of Credit shall be denominated in Dollars.

                  "Tranche 2 Revolving Borrowing" means a Borrowing comprised of Tranche 2 Revolving Loans.

                  "Tranche 2 Revolving Commitment" means, with respect to each Tranche 2 Revolving Lender, the commitment (if any) of such Tranche 2 Revolving Lender to make Tranche 2 Revolving Loans pursuant to Section 2.01(d)(ii), to acquire participations in Tranche 2 Letters of Credit and to acquire participations in Designated Foreign Currency Revolving Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Tranche 2 Revolving Lender's Tranche 2 Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Tranche 2 Revolving Lender's Tranche 2 Revolving Commitment is set forth in Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Tranche 2 Revolving Lender shall have assumed its Tranche 2 Revolving Commitment, as applicable. The total Tranche 2 Revolving Commitment on the date hereof is $175,000,000.

                  "Tranche 2 Revolving Exposure" means, with respect to any Tranche 2 Revolving Lender at any time, the sum at such time, without duplication, of (a) the aggregate principal amount at such time of all outstanding Tranche 2 Revolving Loans of such Lender, plus (b) such Lender's Designated Foreign Currency Exposure, plus (c) the aggregate amount of such Lender's Tranche 2 LC Exposure..

                  "Tranche 2 Revolving Lender" means a Lender with a Tranche 2 Revolving Commitment.

                  "Tranche 2 Revolving Loan" means a Loan denominated in Dollars and made pursuant to Section 2.01(d)(ii). Each Tranche 2 Revolving Loan shall be a Eurocurrency Loan or an ABR Loan.

                  "Transactions" means the execution, delivery and performance by the Loan Parties of the Loan Documents, the borrowing of Loans, the use of the proceeds thereof, the issuance of Letters of Credit hereunder, the grant of the security interests provided for in the Loan Documents and the Acquisition Transactions.

                  "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, the Alternate Base Rate or a Local Rate.

                  "UK Term Borrower" means General Cable Holdings (UK) Limited, a company incorporated with limited liability in England and Wales.

                  "US/Canada Term Borrower" means General Cable Holdings, Inc., a Delaware corporation.

                  "Wholly Owned Subsidiary" shall mean a Subsidiary of which securities (except for directors' qualifying shares or shares issued pursuant to similar legal requirements) or other ownership interests representing 100% of the equity and ordinary voting or consensual power are, at the time any determination is being made, owned, controlled or held, directly or indirectly, by the Company or one or more Wholly Owned Subsidiaries of the Company.

                  "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurocurrency Loan") or by Class and Type (e.g., a "Eurocurrency Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurocurrency Borrowing") or by Class and Type (e.g., a "Eurocurrency Revolving Borrowing").

                  SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder" and words of similar import shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                  SECTION 1.04. Accounting Terms; GAAP. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP as in effect from time to time; provided that if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                  (b) All pro forma computations required to be made hereunder giving effect to any acquisition, investment, sale, disposition, merger or similar event shall reflect on a pro forma basis such event and, to the extent applicable, the historical earnings and cash flows associated with the assets acquired or disposed of and any related incurrence or reduction of Indebtedness, but shall not take into account any projected synergies or similar benefits expected to be realized as a result of such event.

                  SECTION 1.05. Exchange Rates. (a) Not later than 1:00 p.m., New York City time, on each Calculation Date, the Administrative Agent shall (i) determine the Exchange Rate as of such Calculation Date with respect to each Foreign Currency (A) in which any Lender shall have extended a Commitment to make Loans, (B) in which any Loan or Loans shall be outstanding or (C) in which any undrawn Letter of Credit shall be denominated and (ii) give notice thereof to the Revolving Lenders (and, in the case of Sterling and the Euro, the Tranche A Term Lenders) and the Company. The Exchange Rates so determined shall become effective on the first Business Day immediately following the relevant Calculation Date (a "Reset Date"), shall remain effective until the next succeeding Reset Date, and shall for all purposes of this Agreement (other than Section 2.01(f), Section 2.06(e), Section 2.10(e), Section 2.14, Section 2.15(g), Section 10.13, the definition of LC Disbursement or any other provision expressly requiring the use of a current Exchange Rate) be the Exchange Rates employed in converting any amounts between Dollars and Foreign Currencies.

                  (b) Not later than 5:00 p.m., New York City time, on each Reset Date and each date on which Revolving Loans denominated in any Foreign Currency are made or Letters of Credit denominated in any Foreign Currency are issued, the Administrative Agent shall (i) determine the aggregate amount of the Dollar Equivalents of the principal amounts of the Revolving Loans denominated in any Foreign Currencies and the undrawn amounts of the Letters of Credit denominated in Foreign Currencies then outstanding (after giving effect to any Revolving Loans denominated in any Foreign Currencies or Letters of Credit denominated in Foreign Currencies made, issued, repaid or canceled on such date) and (ii) notify the Revolving Lenders and the Company of the results of such determination.

                  SECTION 1.06. Redenomination of Certain Foreign Currencies.
(a) Each obligation of any party to this Agreement or any Designated Foreign Currency Supplement to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London Interbank Market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period.

                  (b) Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU Legislation and (i) without limiting the liability of any Borrower for any amount due under this Agreement and (ii) without increasing any Revolving Commitment of any Revolving Lender, all references in this Agreement to minimum amounts (or an integral multiples thereof) denominated in the national currency unit of any member state of the

European Union that adopts the Euro as its lawful currency after the date hereof shall, immediately upon such adoption, be replaced by references to such reasonably comparable and convenient amounts (or an integral multiples thereof) in the Euro as the Administrative Agent may specify.

                  (c) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.


                                   ARTICLE II

                                   The Credits
                                   -----------

                  SECTION 2.01. Commitments; Designated Foreign Currency Supplements. (a) Subject to the terms and conditions set forth herein, each Tranche A-1 Term Lender agrees to make (i) on the Effective Date, (A) a Tranche A-1 Term Loan to the UK Term Borrower in Sterling in a principal amount equal to such Tranche A-1 Term Lender's Applicable Tranche A-1 Term Percentage of
GBP 57,600,000 and (B) a Tranche A-1 Term Loan to the Spanish Term Borrower in Euros in a principal amount equal to such Tranche A-1 Term Lender's Applicable Tranche A-1 Term Percentage of E19,583,000 and (ii) from time to time during the Tranche A Term Availability Period, additional Tranche A-1 Term Loans to the Company or GKT in Dollars in an aggregate principal amount not greater than such Tranche A-1 Term Lender's Applicable Tranche A-1 Term Percentage of $12,250,000.

                  (b) Subject to the terms and conditions set forth herein, each Tranche A-2 Term Lender agrees to make (i) on the Effective Date, (A) a Tranche A-2 Term Loan to GKT in Dollars in a principal amount equal to such Tranche A-2 Term Lender's Applicable Tranche A-2 Term Percentage of $82,900,000 and (B) a Tranche A-2 Term Loan to the US/Canada Term Borrower in Dollars in a principal amount equal to such Tranche A-2 Term Lender's Applicable Tranche A-2 Term Percentage of $13,500,000, and (ii) from time to time during the Tranche A Term Availability Period, additional Tranche A-2 Term Loans to the Company or GKT in Dollars in an aggregate principal amount not greater than such Tranche A-2 Term Lender's Applicable Tranche A-2 Term Percentage of $53,600,000.

                  (c) Subject to the terms and conditions set forth herein, each Tranche B Term Lender agrees to make on the Effective Date (i) a Tranche B Term Loan to the Company in Dollars in a principal amount equal to such Tranche B Term Lender's Applicable Tranche B Term Percentage of $389,500,000 and (ii) a Tranche B Term Loan to GKT in Dollars in a principal amount equal to such Tranche B Term Lender's Applicable Tranche B Term Percentage of $135,500,000.

                  (d) Subject to the terms and conditions set forth herein, (i) each Tranche 1 Revolving Lender agrees to make Tranche 1 Revolving Loans to any Borrower from time to time during the Revolving Availability Period in any Committed Currency in an aggregate principal amount that will not result in such Lender's Tranche 1 Revolving Exposure exceeding its Tranche 1 Revolving Commitment and (ii) each Tranche 2 Revolving Lender agrees to make Tranche 2 Revolving Loans to any Borrower from time to time during the Revolving Availability Period in Dollars in an aggregate principal amount that will not result in such Lender's Tranche 2 Revolving Exposure exceeding its Tranche 2 Revolving Commitment.

                  (e) Subject to the terms and conditions set forth herein, each Fronting Lender that is party to any Designated Foreign Currency Supplement agrees to make Designated Foreign Currency Revolving Loans in any Designated Foreign Currency available under such Designated Foreign Currency Supplement to any Borrower from time to time during the Revolving

Availability Period in an aggregate principal amount that will not result in (i) any Tranche 2 Revolving Lender's Tranche 2 Revolving Exposure exceeding its Tranche 2 Revolving Commitment or (ii) the aggregate principal amount of the Tranche 2 Revolving Loans (or of the Designated Foreign Currency Revolving Loans) made by such Fronting Lender pursuant to such Designated Foreign Currency Supplement exceeding such Fronting Lender's Designated Foreign Currency Commitment (or any subcommitment of such Lender applicable to such Designated Foreign Currency) under such Designated Foreign Currency Supplement; provided that a Fronting Lender shall not be required to, and shall not, make any Designated Foreign Currency Revolving Loan if the Required Lenders shall have delivered to such Fronting Lender, not later than two Business Days prior to the date on which any such Designated Foreign Currency Revolving Loan shall have been scheduled to be made, a notice stating that an Event of Default has occurred and is continuing and directing such Fronting Lender not to make Designated Foreign Currency Revolving Loans.

                  (f) In the event that any Designated Foreign Currency Revolving Borrowing shall be outstanding and (i) the principal of or interest on such Borrowing shall not be paid within three Business Days after the date on which it is due and one or more Fronting Lenders holding a majority in interest of the outstanding Designated Foreign Currency Revolving Loans included in such Designated Foreign Currency Revolving Borrowing shall deliver to the Administrative Agent and the Company a request that the provisions of this paragraph take effect with respect to such Borrowing or (ii) the Tranche 2 Revolving Commitments shall be terminated or Loans accelerated pursuant to
Article VII, then (A) the Loans included in such Designated Foreign Currency Revolving Borrowing and the interest accrued thereon shall without further action be converted into obligations denominated in Dollars at the applicable Exchange Rate on the date of such conversion, as determined by the Administrative Agent and set forth in a notice delivered to the Company and each Tranche 2 Revolving Lender, (B) each Tranche 2 Revolving Lender shall acquire at face value a participation in such Loans and the interest accrued thereon equal to its Applicable Tranche 2 Revolving Percentage of such obligations, and shall pay the purchase price for such participation by wire transfer of immediately available funds in Dollars to the Administrative Agent in the manner provided in
Section 2.07 (and the Administrative Agent shall promptly wire the amounts so received to the applicable Fronting Lenders ratably in accordance with their respective Designated Foreign Currency Revolving Loans included in such Designated Foreign Currency Revolving Borrowing) and (C) such converted Loans shall at all times thereafter, until repaid in accordance with the terms hereof, bear interest at the rate applicable to overdue ABR Borrowings under Section 2.13(f), and the principal of and interest on such converted Loans will be payable at the applicable times and places for overdue ABR Borrowings. The obligations of the Tranche 2 Revolving Lenders to acquire and pay for participations in Designated Foreign Currency Revolving Loans pursuant to this paragraph shall be absolute and unconditional under any and all circumstances.

                  (g) The Company, the Administrative Agent and one or more Revolving Lenders may from time to time enter into one or more Designated Foreign Currency Supplements pursuant to which such Revolving Lenders may agree to serve as Fronting Lenders in respect of one or more Designated Foreign Currencies. Any such Designated Foreign Currency Supplement shall set forth the Designated Foreign Currency or Currencies in which Revolving Borrowings may be made under such Supplement, the Designated Foreign Currency Commitment of each Fronting Lender party thereto (and, if such Designated Foreign Currency Supplement provides for Borrowings in more than one Designated Foreign Currency, any limits on the amounts that may be borrowed in particular Designated Currencies covered thereby), any special provisions for the times and places at which Borrowing Requests are to be delivered, proceeds of Borrowings are to be disbursed or payments in respect of Borrowings are to be made or for the rates at which interest is to accrue on Borrowings (and in the absence of any such special provisions, the applicable provisions set forth in this Article II shall control) and any other special provisions to be applicable to Borrowings under such Designated Foreign Currency Supplement. Each Designated Foreign Currency Supplement shall be referred to in all notices hereunder by number, with the first Designated Foreign Currency Supplement being referred to as "Designated Foreign Currency Supplement No. 1" and successive Supplements being referred to by the succeeding integers in the order in which they are entered into. Multiple Designated Foreign Currency Supplements providing for different funding, pricing or other arrangements may be entered into in respect of a single Designated Foreign Currency.

                  SECTION 2.02. Loans and Borrowings. (a) Each Tranche A-1 Term Loan shall be made as part of a Borrowing consisting of Tranche A-1 Term Loans made by the Tranche A-1 Term Lenders ratably in accordance with their respective Tranche A-1 Term Commitments. Each Tranche A-2 Term Loan shall be made as part of a Borrowing consisting of Tranche A-2 Term Loans made by the Tranche A-2 Term Lenders ratably in accordance with their respective Tranche A-2 Term Commitments. Each Tranche B Term Loan shall be made as part of a Borrowing consisting of Tranche B Term Loans made by the Tranche B Term Lenders ratably in accordance with their respective Tranche B Term Commitments. Each Tranche 1 Revolving Loan shall be made as part of a Borrowing consisting of Tranche 1 Revolving Loans made by the Tranche 1 Revolving Lenders ratably in accordance with their respective Tranche 1 Revolving Commitments. Each Tranche 2 Revolving Loan shall be made as part of a Borrowing consisting of Tranche 2 Revolving Loans made by the Tranche 2 Revolving Lenders ratably in accordance with their respective Tranche 2 Revolving Commitments. Each Designated Foreign Currency Revolving Loan shall be made as part of a Borrowing consisting of Designated Foreign Currency Revolving Loans made pursuant to the same Designated Foreign Currency Supplement, denominated in the same Designated Foreign Currency and made by the applicable Fronting Lenders ratably in accordance with their respective applicable Designated Foreign Currency Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required hereunder.

                  (b) Subject to Section 2.14, (i) each Tranche A-1 Term Borrowing denominated in Dollars shall be comprised entirely of Eurocurrency Loans or ABR Loans as the Company may request in accordance herewith, (ii) each Tranche A-1 Term Borrowing denominated in Sterling or Euros shall be comprised entirely of Eurocurrency Loans, (iii) each Tranche A-2 Term Borrowing shall be comprised entirely of Eurocurrency Loans or ABR Loans as the Company may request in accordance herewith, (iv) each Tranche B Term Borrowing shall be comprised entirely of Eurocurrency Loans or ABR Loans as the Company may request in accordance herewith, (v) each Tranche 1 Revolving Borrowing shall be comprised entirely of Eurocurrency Loans or, in the case of a Tranche 1 Revolving Borrowing denominated in Dollars, ABR Loans as the applicable Borrower may request in accordance herewith, (vi) each Tranche 2 Revolving Borrowing shall be comprised entirely of Eurocurrency Loans or ABR Loans as the applicable Borrower may request in accordance herewith and (vii) each Designated Foreign Currency Revolving Borrowing shall be comprised entirely of Eurocurrency Loans (or such other Type of Loan as shall be specified in the Designated Foreign Currency Supplement applicable thereto). Each Swingline Loan shall be a Eurocurrency Loan or an ABR Loan as the applicable Borrower may request in accordance herewith. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that (i) any exercise of such option shall not affect the obligation of any Borrower to repay such Loan in accordance with the terms of this Agreement and (ii) unless any Borrower shall request that an Affiliate of a Lender make a Loan, a Lender may not recover for any increased costs under Sections 2.15 or 2.17 incurred solely as a result of an Affiliate of such Lender, rather than such Lender, making a Loan, if, without economic disadvantage to, and consistent with the policies and practices of, such Lender, such Loan could have been made in a manner that would have avoided such increased costs under Section 2.15 or 2.17.

                  (c) At the commencement of each Interest Period for any Borrowing (other than (i) a Tranche A-1 Term Loan denominated in a Committed Foreign Currency and made on the Effective Date or (ii) a Swingline Loan), such Borrowing shall be in an aggregate amount that is at least equal to the Borrowing Minimum and an integral multiple of the Borrowing Multiple;

provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the aggregate Available Tranche 1 Revolving Commitments or Available Tranche 2 Revolving Commitments, as the case may be. Each Swingline Loan denominated in Dollars shall be in an amount that is an integral multiple of $100,000. Each Swingline Loan denominated in a Committed Foreign Currency shall be in an amount that is an integral multiple of 1,000,000 units (or, in the case of Sterling 500,000 units) of such currency. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of (i) six Tranche 1 Eurocurrency Revolving Borrowings outstanding in a single currency, (ii) six Tranche 2 Eurocurrency Revolving Borrowings outstanding or (iii) six Designated Foreign Currency Revolving Borrowings outstanding in a single currency.

                  (d) Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date, Tranche A Maturity Date or Tranche B Maturity Date, as applicable.

                  SECTION 2.03. Requests for Borrowings. To request a Borrowing, the applicable Borrower, or the Company on behalf of the applicable Borrower, shall notify the Applicable Agent of such request by telephone (a) in the case of a Eurocurrency Borrowing, not later than 11:00 a.m., Local Time, three Business Days before the date of the proposed Borrowing, (b) in the case of a Local Rate Borrowing, not later than the time specified in the applicable Designated Foreign Currency Supplement and (c) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by
Section 2.06(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Applicable Agent of a written Borrowing Request in a form approved by the Applicable Agent and signed by the applicable Borrower, or by the Company on behalf of the applicable Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

                  (i) the Borrower requesting such Borrowing (or on whose behalf the Company is requesting such Borrowing);

                  (ii) whether the requested Borrowing is to be a Tranche A-1 Term Borrowing, a Tranche A-2 Term Borrowing, a Tranche B Term Borrowing, a Tranche 1 Revolving Borrowing or a Tranche 2 Revolving Borrowing;

                  (iii) the currency and aggregate principal amount of the requested Borrowing;

                  (iv) if the requested Borrowing is to be a Designated Foreign Currency Revolving Borrowing, the Designated Foreign Currency Supplement pursuant to which such Borrowing is to be made;

                  (v) the date of the requested Borrowing, which shall be a Business Day;

                  (vi) whether the requested Borrowing is to be an ABR Borrowing, a Eurocurrency Borrowing or a Local Rate Borrowing;

                  (vii) in the case of a Eurocurrency Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period";

                  (viii) the location and number of the relevant Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07; and

                  (ix) in the case of a Borrowing in a Foreign Currency, the location from which payments of the principal and interest on such Borrowing will be made.

If no currency is specified with respect to any requested Eurocurrency Revolving Borrowing, then the relevant Borrower shall be deemed to have selected Dollars. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be (i) in the case of a Borrowing denominated in Dollars, an ABR Borrowing, and (ii) in the case of a Borrowing denominated in a Foreign Currency, a Eurocurrency Borrowing. If no Interest Period is specified with respect to any requested Eurocurrency Borrowing, then the relevant Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Applicable Agent shall advise each Lender or Fronting Lender that will make a Loan as part of the requested Borrowing of the details thereof and of the amount of the Loan to be made by such Lender or Fronting Lender as part of the requested Borrowing.

                  SECTION 2.04. Repayment of Borrowings; Evidence of Debt. (a) Each Borrower hereby unconditionally promises to pay (i) to the Applicable Agent for the accounts of the applicable Lenders the then unpaid principal amount of each Term Borrowing of such Borrower as provided in paragraphs (a), (b) and (c) of Section 2.10, (ii) to the Applicable Agent for the accounts of the applicable Revolving Lenders or the applicable Fronting Lenders, as the case may be, the then unpaid principal amount of each Revolving Borrowing of such Borrower on the Revolving Maturity Date (or, in the case of a Designated Foreign Currency Revolving Borrowing, such earlier date as may be specified in the applicable Designated Foreign Currency Supplement) and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan of such Borrower on the earlier of the Revolving Maturity Date and the first date after such Swingline Loan is made that is the 15th day or the last day of a calendar month and that is at least two Business Days after the day on which such Swingline Loan shall have been made; provided that on each date on which a Tranche 1 Revolving Borrowing is made by a Borrower, such Borrower shall repay all Swingline Loans of such Borrower then outstanding. Each Borrower agrees to repay the principal amount of each Loan made to such Borrower and the accrued interest thereon in the currency of such Loan.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class, Type and currency thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent or the London Agent hereunder for the accounts of the Lenders and each Lender's share thereof.

                  (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of any Borrower to repay the Loans in accordance with the terms of this Agreement.

                  (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, each Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by each such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

                  SECTION 2.05. Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Company or GKT in any Committed Currency from time to time during the Revolving Availability Period in an aggregate principal amount at any time outstanding that will not result in (i) the Swingline Exposure exceeding $30,000,000 or (ii) the aggregate Tranche 1 Revolving Exposures exceeding the aggregate Tranche 1 Revolving Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Company or GKT may borrow, prepay and reborrow Swingline Loans.

                  (b) To request a Swingline Loan, the Company or GKT shall notify (i) in the case of a Swingline Loan denominated in Dollars, the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 12:00 noon, New York City time and (ii) in the case of Swingline Loan denominated in a Committed Foreign Currency, the London Agent of such request by telephone (confirmed by telecopy), not later than 10:00 a.m., London time, in each case on the day of the proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business
Day), amount and currency of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Company or GKT. The Swingline Lender shall make each Swingline Loan available to the Company or GKT, as applicable, by means of a credit to the general deposit account of the Company or GKT, as applicable, with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), by remittance to the Issuing
Bank) by (i) 3:00 p.m., New York City time, on the requested date of such Swingline Loan in the case of a Swingline Loan denominated in Dollars and (ii) 1:00 p.m., London time, on the requested date of such Swingline Loan in the case of a Swingline Loan denominated in a Committed Foreign Currency.

                  (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Tranche 1 Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which the Tranche 1 Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Tranche 1 Revolving Lender, specifying in such notice such Tranche 1 Revolving Lender's Applicable Tranche 1 Revolving Percentage of such Swingline Loan or Loans. Each Tranche 1 Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Tranche 1 Revolving Lender's Applicable Tranche 1 Revolving Percentage of such Swingline Loan or Loans. Each Tranche 1 Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Tranche 1 Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Tranche 1 Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Loans made by such Tranche 1 Revolving Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Tranche 1 Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Tranche 1 Revolving Lenders. The Administrative Agent shall notify the Company of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Company or GKT (or other party on behalf of the Company or GKT) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Tranche 1 Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Company or GKT of any default in the payment thereof.

                  SECTION 2.06. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Company or any Borrowing Subsidiary may request the issuance (or the amendment, renewal or extension) of (i) Tranche 1 Letters of Credit denominated in Committed Currencies and (ii) Tranche 2 Letters of Credit denominated in Dollars, in any case in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Company or any Borrowing Subsidiary to, or entered into by the Company or any Borrowing Subsidiary with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

                  (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Company or any Borrowing Subsidiary shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing
Bank) to the Issuing Bank and the Administrative Agent, in the case of a Letter of Credit denominated in Dollars, or the London Agent, in the case of a Letter of Credit denominated in a Committed Foreign Currency (in either case reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), whether such Letter of Credit shall be a Tranche 1 Letter of Credit or a Tranche 2 Letter of Credit, the amount and currency of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Company or the applicable Borrowing Subsidiary also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Company or the applicable Borrowing Subsidiary shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the Tranche 1 LC Exposure shall not exceed $37,500,000, (ii) the Tranche 2 LC Exposure shall not exceed $37,500,000, (iii) the aggregate Tranche 1 Revolving Exposures will not exceed the aggregate Tranche 1 Revolving Commitments and (iv) the aggregate Tranche 2 Revolving Exposures will not exceed the aggregate Tranche 2 Revolving Commitments.

                  (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Maturity Date.

                  (d) Participations. By the issuance of (i) a Tranche 1 Letter of Credit (or an amendment to a Tranche 1 Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Tranche 1 Lenders, the Issuing Bank hereby grants to each Tranche 1 Revolving Lender, and each Tranche 1 Revolving Lender hereby acquires from the Issuing Bank, a participation in such Tranche 1 Letter of Credit equal to such Tranche 1 Revolving Lender's Applicable Tranche 1 Revolving Percentage of the aggregate amount available to be drawn under such Tranche 1 Letter of Credit and (ii) a Tranche 2 Letter of Credit (or an amendment to a Tranche 2 Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Tranche 2 Lenders, the Issuing Bank hereby grants to each Tranche 2 Revolving Lender, and each Tranche 2 Revolving Lender hereby acquires from the Issuing Bank, a participation in such Tranche 2 Letter of Credit equal to such Tranche 2 Revolving Lender's Applicable Tranche 2 Revolving Percentage of the aggregate amount available to be drawn under such Tranche 2 Letter of Credit. In consideration and in furtherance of the foregoing, each (i) Tranche 1 Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Tranche 1 Revolving Percentage of each Tranche 1 LC Disbursement made by the Issuing Bank and not reimbursed by the Company on the date due as provided in paragraph (e) of this Section (converted to a Dollar-denominated obligation as contemplated in such paragraph (e)), or of any reimbursement payment required to be refunded to the Company for any reason and (ii) Tranche 2 Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Tranche 2 Revolving Percentage of each Tranche 2 LC Disbursement made by the Issuing Bank and not reimbursed by the Company on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Company for any reason. Each Tranche 1 Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Tranche 1 Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Tranche 1 Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Tranche 1 Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Tranche 2 Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Tranche 2 Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Tranche 2 Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Tranche 2 Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (e) Reimbursement. If the Issuing Bank shall make any Tranche 1 LC Disbursement in respect of a Tranche 1 Letter of Credit or any Tranche 2 LC Disbursement in respect of a Tranche 2 Letter of Credit, the Company or the applicable Borrowing Subsidiary, as the case may be, shall reimburse such Tranche 1 LC Disbursement or Tranche 2 LC Disbursement, as applicable, by paying to the Administrative Agent an amount equal to such Tranche 1 LC Disbursement or Tranche 2 LC Disbursement, in the currency in which such Tranche 1 LC Disbursement or Tranche 2 LC Disbursement, as applicable, shall have been made, not later than 12:00 noon, New York City time, on the date that such Tranche 1 LC Disbursement or Tranche 2 LC Disbursement, as applicable, is made, if the Company shall have received notice of such Tranche 1 LC Disbursement or Tranche 2 LC Disbursement, as applicable, prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Company prior to such time on such date, then not later than 12:00 noon, New York City time, on (A) the Business Day that the Company receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (B) the Business Day immediately following the day that the Company receives such notice, if such notice is not received prior to such time on the day of receipt. If the Company or the applicable Borrowing Subsidiary fails to make such payment when due then, the Administrative Agent shall notify each Tranche 1 Revolving Lender or Tranche 2 Revolving Lender, as applicable, of the applicable Tranche 1 LC Disbursement or Tranche 2 LC Disbursement, as applicable, the payment then due from the Company or the applicable Borrowing Subsidiary in respect thereof and such Lender's Applicable Tranche 1 Revolving Percentage or Applicable Tranche 2 Revolving Percentage, as applicable, thereof. Promptly following receipt of such notice, each Tranche 1 Revolving Lender shall pay to the Administrative Agent its Applicable Tranche 1 Revolving Percentage of the payment then due from the Company and each Tranche 2 Revolving Lender shall pay to the Administrative Agent its Applicable Tranche 2 Revolving Percentage of the payment then due from the Company, in either case in the same manner as provided in Section 2.07 with respect to Loans made by such Tranche 1 Revolving Lender or Tranche 2 Revolving Lender, as applicable, (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Tranche 1 Revolving Lenders and the Tranche 2 Revolving Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Tranche 1 Revolving Lenders or the Tranche 2 Revolving Lenders, as applicable. Promptly following receipt by the Administrative Agent of any payment from the Company pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Tranche 1 Revolving Lenders or Tranche 2 Revolving Lender, as applicable, have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Tranche 1 Revolving Lenders or Tranche 2 Revolving Lenders, as applicable, and the Issuing Bank as their interests may appear. Any payment made by a Tranche 1 Revolving Lender or a Tranche 2 Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any Tranche 1 LC Disbursement or Tranche 2 LC Disbursement, as applicable, shall not constitute a Loan and shall not relieve the Company of its obligation to reimburse such Tranche 1 LC Disbursement or Tranche 2 LC Disbursement, as applicable.

                  (f) Obligations Absolute. The Company's and the Borrowing Subsidiaries' obligations to reimburse LC Disbursements as provided in paragraph
(e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement or any other Loan Document, or any term or provision herein or therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Company's or any Borrowing Subsidiary's obligations hereunder. None of the Administrative Agent, the Tranche 1 Revolving Lenders, the Tranche 2 Revolving Lenders or the Issuing Bank, or any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Company or any Borrowing Subsidiary to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Company to the extent permitted by applicable law) suffered by the Company or such Borrowing Subsidiary that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

                (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a

Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Company by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Company or any Borrowing Subsidiary of its obligation to reimburse the Issuing Bank and the Tranche 1 Revolving Lenders or Tranche 2 Revolving Lenders, as applicable, with respect to any such LC Disbursement.

                  (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Company or the applicable Borrowing Subsidiary shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Company reimburses such LC Disbursement, at (i) in the case of any LC Disbursement denominated in Dollars, the rate per annum then applicable to ABR Revolving Loans and (ii) in the case of a Tranche 1 LC Disbursement denominated in any Committed Foreign Currency, a rate per annum determined by the Issuing Bank (which determination will be conclusive absent manifest error) to represent its cost of funds plus the Applicable Rate used to determine interest applicable to Eurocurrency Revolving Loans until such Tranche 1 LC Disbursement shall have been converted into an obligation denominated in Dollars as provided in paragraph (e) above, and thereafter the rate per annum then applicable to ABR Revolving Loans; provided that, at all times after the Company fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, Section 2.13(f) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Tranche 1 Revolving Lender or Tranche 2 Revolving Lender pursuant to paragraph (e) of this Section to reimburse the applicable Issuing Bank shall be for the account of such Tranche 1 Revolving Lender or Tranche 2 Revolving Lender, as applicable, to the extent of such payment.

                  (i) Cash Collateralization. If the Tranche 1 Revolving Commitments or the Tranche 2 Revolving Commitments shall be terminated or if any Event of Default shall occur and be continuing, on the Business Day that the Company receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Tranche 1 Revolving Lenders with Tranche 1 LC Exposure representing greater than 50% of the total Tranche 1 LC Exposure or Tranche 2 Revolving Lenders with Tranche 2 LC Exposure representing greater than 50% of the total Tranche 2 LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Company and the applicable Borrowing Subsidiaries shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Tranche 1 Revolving Lenders or the Tranche 2 Revolving Lenders, as applicable, an amount in cash equal to the Tranche 1 LC Exposure or Tranche 2 LC Exposure, as applicable, as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral with respect to the Tranche 1 LC Exposure and the Tranche 2 LC Exposure shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Company described in clause (h) or (i) of
Article VII. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Company and the Borrowing Subsidiaries under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Company's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Company and the Borrowing Subsidiaries for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Tranche 1 Revolving Lenders with Tranche 1 LC Exposure representing greater than 50% of the total Tranche 1 LC Exposure or Tranche 2

Revolving Lenders with Tranche 2 LC Exposure representing greater than 50% of the total Tranche 2 LC Exposure, as applicable), be applied to satisfy other obligations of the Company and the Borrowing Subsidiaries under this Agreement. If the Company and the Borrowing Subsidiaries are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to them within three Business Days after all Events of Default have been cured or waived.

                  (j) Existing Letters of Credit. Each Existing Letter of Credit listed on Schedule 2.06(j) shall be deemed a Tranche 2 Letter of Credit issued under this Agreement.

                  SECTION 2.07. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds in the applicable currency by 11:00 a.m., Local Time, to the account of the Applicable Agent most recently designated by it for such purpose for Loans of such Class and currency by notice to the applicable Lenders; provided that Swingline Loans shall be made as provided in Section 2.05. The Applicable Agent will make such Loans available to the relevant Borrower by promptly crediting the amounts so received, in like funds, to an account of such Borrower maintained by the Applicable Agent (i) in New York City, in the case of Loans denominated in Dollars, or (ii) in London (or such other place as may be specified in an applicable Designated Foreign Currency Supplement) in the case of Foreign Currency Loans; provided that Revolving Loans made to finance the reimbursement of an LC Disbursement shall be remitted by the Administrative Agent to the Issuing Bank.

                  (b) Unless the Applicable Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Applicable Agent such Lender's share of such Borrowing, the Applicable Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Applicable Agent, then the applicable Lender and such Borrower severally agree to pay to the Applicable Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Applicable Agent, at (i) in the case of such Lender, (x) the Federal Funds Effective Rate (in the case of a Borrowing in Dollars) and (y) the rate reasonably determined by the Applicable Agent to be the cost to it of funding such amount (in the case of a Borrowing in a Foreign Currency) or (ii) in the case of such Borrower, the interest rate applicable to the subject Loan. If such Lender pays such amount to the Applicable Agent, then such amount shall constitute such Lender's Loan included in such Borrowing and the Applicable Agent shall return to such Borrower any amount (including interest) paid by such Borrower to the Applicable Agent pursuant to this paragraph.

                  SECTION 2.08. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurocurrency Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the relevant Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurocurrency Borrowing, may elect Interest Periods therefor, all as provided in this Section and on terms consistent with the other provisions of this Agreement and, in the case of any Designated Foreign Currency Revolving Borrowing, the applicable Designated Foreign Currency Supplement. A Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

                  (b) To make an election pursuant to this Section, a Borrower, or the Company on its behalf, shall notify the Applicable Agent of such election by telephone by the time that a Borrowing Request would be required under
Section 2.03 if such Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Applicable Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the relevant Borrower, or the Company on its behalf. Notwithstanding any contrary provision herein, this Section shall not be construed to permit any Borrower to (i) change the currency of any Borrowing,
(ii) elect an Interest Period for Eurocurrency Loans that does not comply with
Section 2.02(d) or (iii) convert any Foreign Currency Borrowing to an ABR Borrowing or any other Type of Borrowing not permitted under an applicable Designated Foreign Currency Supplement.

                  (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph (f) of this Section:

                  (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                  (iii) whether the resulting Borrowing is to be an ABR Borrowing, a Eurocurrency Borrowing or a Local Rate Borrowing; and

                  (iv) if the resulting Borrowing is to be a Eurocurrency Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurocurrency Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

                  (d) Promptly following receipt of an Interest Election Request, the Applicable Agent shall advise each applicable Lender holding a Loan to which such request relates of the details thereof and of such Lender's portion of each resulting Borrowing.

                  (e) If the relevant Borrower fails to deliver a timely Interest Election Request with respect to a Eurocurrency Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing (unless such Borrowing is denominated in a Foreign Currency, in which case such Borrowing shall become due and payable on the last day of such Interest Period). Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Applicable Agent, at the request of the Required Lenders, so notifies the Company, then, so long as an Event of Default is continuing (i) no outstanding Borrowing denominated in Dollars may be converted to or continued as a Eurocurrency Borrowing and (ii) unless repaid, each Eurocurrency Borrowing denominated in Dollars shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

                  (f) A Borrowing of any Class denominated in Dollars may not be converted into or continued as a Eurocurrency Borrowing if after giving effect thereto (i) the Interest Period therefor would commence before and end after a date on which any principal of the Loans of such Class is scheduled to be repaid and (ii) the sum of the aggregate principal amount of outstanding Eurocurrency Borrowings of such Class with Interest Periods ending on or prior to such scheduled repayment date plus the aggregate principal amount of outstanding ABR Borrowings of such Class would be less than the aggregate principal amount of Loans of such Class required to be repaid on such scheduled repayment date.

                  SECTION 2.09. Termination and Reduction of Commitments. (a) Unless previously terminated, the (i) Tranche A Term Commitments shall terminate at 5:00 p.m., New York City time, on December 15, 1999, (ii) the Tranche B Term Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date and (iii) the Revolving Commitments and the Designated Foreign Currency Commitments shall terminate on the Revolving Maturity Date (or, in the case of any Designated Foreign Currency Commitment, on any earlier date specified in the applicable Designated Foreign Currency Supplement); provided that all the Commitments shall terminate at 5:00 p.m., New York City time, on July 10, 1999, if the Effective Date shall not have occurred prior to such time.

                  (b) The Company may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple that is a Borrowing Multiple and not less than the Borrowing Minimum, (ii) the Company shall not terminate or reduce the Tranche 1 Revolving Commitments if, after giving effect to any concurrent prepayment of the Tranche 1 Revolving Loans in accordance with Section 2.11, the aggregate Tranche 1 Revolving Exposures would exceed the aggregate Tranche 1 Revolving Commitments and (iii) the Company shall not terminate or reduce the Tranche 2 Revolving Commitments if, after giving effect to any concurrent prepayment of the Tranche 2 Revolving Loans in accordance with Section 2.11, the aggregate Tranche 2 Revolving Exposures would exceed the aggregate Tranche 2 Revolving Commitments.

                  (c) If any prepayment of Term Borrowings is required pursuant to Section 2.11 but cannot be made because there are no Term Borrowings outstanding, or because the amount of the required prepayment exceeds the outstanding amount of Term Borrowings, then, on the date that such prepayment is required, the Revolving Commitments shall be reduced ratably by an aggregate amount equal to the amount of the required prepayment, or the excess of such amount over the outstanding amount of Term Borrowings, as the case may be.

                  (d) The Company shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section, or any required reduction of the Revolving Commitments under paragraph
(c) of this Section, at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the London Agent and the applicable Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the applicable Lenders in accordance with their respective Commitments of such Class.

                  SECTION 2.10. Amortization of Term Loans. (a) The Company shall repay the Tranche A-1 Term Borrowings on each date set forth below in an aggregate principal amount sufficient to reduce the sum of the Dollar Equivalents of the outstanding principal amounts of the

Tranche A-1 Term Loans to the amount set forth opposite such date (as such amount shall be reduced from time to time to give effect to paragraph (e) below):



Date                                                       Amount
----                                                       ------

September 30, 2000                                         $123,437,500

December 31, 2000                                          $121,875,000

March 31, 2001                                             $120,312,500

June 30, 2001                                              $118,750,000

September 30, 2001                                         $115,625,000

December 31, 2001                                          $112,500,000

March 31, 2002                                             $109,375,000

June 30, 2002                                              $106,250,000

September 30, 2002                                         $100,000,000

December 31, 2002                                           $93,750,000

March 31, 2003                                              $87,500,000

June 30, 2003                                               $81,250,000

September 30, 2003                                          $73,437,500

December 31, 2003                                           $65,625,000

March 31, 2004                                              $57,812,500

June 30, 2004                                               $50,000,000

September 30, 2004                                          $37,500,000

December 31, 2004                                           $25,000,000

March 31, 2005                                              $12,500,000

June 30, 2005                                                        $0



                   (b) The Company shall repay the Tranche A-2 Term Borrowings on each date set forth below in an aggregate principal amount sufficient to reduce the aggregate outstanding principal amount of the Tranche A-2 Term Loans to the amount set forth opposite such date (as such amount shall be reduced from time to time to give effect to paragraph (e) below):


Date                                                       Amount
----                                                       ------

September 30, 2000                                         $148,125,000

December 31, 2000                                          $146,250,000

March 31, 2001                                             $144,375,000

Date                                                       Amount
----                                                       ------

June 30, 2001                                              $142,500,000

September 30, 2001                                         $138,750,000

December 31, 2001                                          $135,000,000

March 31, 2002                                             $131,250,000

June 30, 2002                                              $127,500,000

September 30, 2002                                         $120,000,000

December 31, 2002                                          $112,500,000

March 31, 2003                                             $105,000,000

June 30, 2003                                               $97,500,000

September 30, 2003                                          $88,125,000

December 31, 2003                                           $78,750,000

March 31, 2004                                              $69,375,000

June 30, 2004                                               $60,000,000

September 30, 2004                                          $45,000,000

December 31, 2004                                           $30,000,000

March 31, 2005                                              $15,000,000

June 30, 2005                                                        $0




                  (c) The Company shall repay the Tranche B Term Borrowings on each date set forth below in an aggregate principal amount sufficient to reduce the aggregate principal amount of the outstanding Tranche B Term Loans to the amount set forth opposite such date (as such amount shall be reduced from time to time to give effect to paragraph (e) below):


Date                                                       Amount
----                                                       ------

September 30, 2000                                         $523,687,500

December 31, 2000                                          $522,375,000

March 31, 2001                                             $521,062,500

June 30, 2001                                              $519,750,000

September 30, 2001                                         $518,437,500

December 31, 2001                                          $517,125,000

March 31, 2002                                             $515,812,500

June 30, 2002                                              $514,500,000

September 30, 2002                                         $513,187,500

Date                                                       Amount
----                                                       ------

December 31, 2002                                          $511,875,000

March 31, 2003                                             $510,562,500

June 30, 2003                                              $509,250,000

September 30, 2003                                         $507,937,500

December 31, 2003                                          $506,625,000

March 31, 2004                                             $505,312,500

June 30, 2004                                              $504,000,000

September 30, 2004                                         $502,687,500

December 31, 2004                                          $501,375,000

March 31, 2005                                             $500,062,500

June 30, 2005                                              $498,750,000

September 30, 2005                                         $452,812,500

December 31, 2005                                          $406,875,000

March 31, 2006                                             $360,937,500

June 30, 2006                                              $315,000,000

September 30, 2006                                         $236,250,000

December 31, 2006                                          $157,500,000

March 31, 2007                                              $78,750,000

June 30, 2007                                                        $0



                  (d) To the extent not previously paid, (i) all Tranche A Term Loans shall be due and payable on the Tranche A Term Maturity Date and (ii) all Tranche B Term Loans shall be due and payable on the Tranche B Term Maturity Date.

                  (e) Any prepayment of a Term Borrowing of any Class shall be applied to reduce the subsequent scheduled repayments of the Term Borrowings of such Class to be made pursuant to this Section ratably; provided that any prepayment of a Term Borrowing of any Class made pursuant to Section 2.11(a) shall be applied first to reduce the repayment of the Term Borrowings of such Class to be made pursuant to this Section on the repayment date next following the date of such prepayment unless and until such next scheduled repayment has been eliminated as a result of reductions hereunder, and second to reduce the remaining scheduled repayments of the Term Borrowings of such Class ratably. The applicable amortization schedule set forth in paragraph (a), (b) or (c) above shall be appropriately adjusted to give effect to the application of each prepayment as specified in this paragraph. To the extent it shall be necessary to convert amounts denominated in one currency to amounts denominated in another currency for purposes of determining the amounts of any such reductions of prepayments or adjustments to amortization schedules, the Exchange Rates used shall be those in effect on the respective dates of the prepayments giving rise to such reductions or adjustments.

                  (f) Prior to any repayment of any Term Borrowings of either Class hereunder, the applicable Borrower shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid.

                  SECTION 2.11. Prepayment of Loans. (a) Any Borrower shall have the right at any time and from time to time to prepay any Borrowing of such Borrower in whole or in part, subject to prior notice in accordance with paragraph (f) of this Section.

                  (b) If, (i) on the last day of any Interest Period for any Eurocurrency Revolving Borrowing or (ii) on any Interest Payment Date for any ABR Revolving Borrowing or any Borrowing under a Designated Currency Supplement bearing interest at a Local Rate, (A) the Tranche 1 Revolving Exposure or the Tranche 2 Revolving Exposure of any Lender exceeds its Tranche 1 Revolving Commitment or its Tranche 2 Revolving Commitment, as applicable, or (B) the aggregate amount of the Tranche 1 Revolving Exposures or the Tranche 2 Revolving Exposures exceeds the aggregate amount of the Lenders' Tranche 1 Revolving Commitments or Tranche 2 Revolving Commitments, as applicable, the Company shall (or shall cause another Borrower to), prepay Tranche 1 Revolving Loans or Tranche 2 Revolving Loans, as applicable, on such day in an amount equal to the lesser of (i) the amount necessary to eliminate such excess (after giving effect to any other prepayment of Loans on such day) and (ii) the amount of such Borrowing. If, on any Reset Date, the aggregate amount of the Tranche 1 Revolving Exposures or the aggregate amount of the Tranche 2 Revolving Exposures exceeds 105% of the aggregate amount of the Tranche 1 Revolving Lenders' Tranche 1 Revolving Commitments or 105% of the aggregate amount of the Tranche 2 Revolving Lenders' Tranche 2 Revolving Commitments, as applicable, then the Company shall (or shall cause another Borrower to), prepay one or more (i) Tranche 1 Revolving Borrowings or Swingline Borrowings or (ii) Tranche 2 Revolving Borrowings, as applicable, in either case not later than the next Business Day in an aggregate principal amount equal to the excess, if any, of
(x) the aggregate amount of the Tranche 1 Revolving Exposures (as of such Reset Date and after giving effect to any other prepayment of Tranche 1 Revolving Loans or Swingline Loans on such day) over the aggregate amount of the Tranche 1 Revolving Lenders' Tranche 1 Revolving Commitments (as of the date of such prepayment) or (y) the aggregate amount of the Tranche 2 Revolving Exposures (as of such Reset Date and after giving effect to any other prepayment of Tranche 2 Revolving Loans on such day) over the aggregate amount of the Tranche 2 Revolving Lenders' Tranche 2 Revolving Commitments (as of the date of such prepayment), as applicable.

                  (c) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Company or any Subsidiary in respect of any Prepayment Event, the Company shall, not later than the next Business Day after such Net Proceeds are received, prepay Term Borrowings in an aggregate amount equal to such Net Proceeds; provided that, in the case of any event described in clause (a) of the definition of the term Prepayment Event, if the Company shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Company and the Subsidiaries intend to apply the Net Proceeds from such event, within 180 days after receipt of such Net Proceeds, to acquire real property, equipment or other tangible assets to be used in the business of the Company and the Subsidiaries, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of such event except to the extent of any Net Proceeds therefrom that have not been so applied by the end of such 180-day period, at which time a prepayment shall be required in an amount equal to the Net Proceeds that have not been so applied.

                  (d) Following the end of each fiscal year of the Company, commencing with the fiscal year ending December 31, 1999, the Company shall prepay Term Borrowings in an aggregate amount equal to 50% of Excess Cash Flow for such fiscal year. Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 90 days after the end of such fiscal year); provided that if the Leverage Ratio shall be less than 2.5 to 1.0 for a period of not less than 90 consecutive days including the last days of two fiscal quarters of the Company, the Company shall not at any time thereafter be required to prepay Term Borrowings under this paragraph (d).

                  (e) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Company shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (f) of this Section. In the event of any optional or mandatory prepayment of Term Borrowings made at a time when Term Borrowings of more than one Class remain outstanding, the Company shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated between the Tranche A-1 Term Borrowings, Tranche A-2 Term Borrowings and Tranche B Term Borrowings pro rata based on the aggregate Dollar Equivalents of the principal amounts of the outstanding Borrowings of each such Class; provided that any Tranche B Term Lender may elect, by notice to the Administrative Agent by telephone (confirmed by telecopy) at least one Business Day prior to the prepayment date, to decline all or any portion of any prepayment of its Tranche B Term Loans pursuant to this Section (other than an optional prepayment pursuant to paragraph (a) of this Section, which may not be declined), in which case the aggregate amount of the prepayment that would have been applied to prepay Tranche B Term Loans but was so declined shall be applied to prepay Tranche A-1 Term Borrowings and Tranche A-2 Term Borrowings ratably in accordance with the aggregate Dollar Equivalents of the outstanding principal amounts thereof; provided that no Tranche B Lender shall be entitled to make such election to the extent that at the time thereof the portion of the prepayments as to which such election is made exceeds the outstanding amount of Tranche A Term Loans.

                  (f) The Company shall notify the Applicable Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurocurrency Borrowing, not later than 11:00 a.m., Local Time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment, (iii) in the case of prepayment of a Local Rate Borrowing, not later than the time specified in the applicable Designated Foreign Currency Supplement or (iv) in the case of prepayment of a Swingline Loan (x) denominated in Dollars, not later than 12:00 noon, New York City time and (y) denominated in a Committed Foreign Currency, not later than 10 a.m., London time, in any case on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Applicable Agent shall advise the applicable Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by (i) accrued interest to the extent required by Section 2.13 and (ii) break funding payments pursuant to Section 2.16.

                  SECTION 2.12. Fees. (a) The Company agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the daily unused amount of each Commitment (other than any Designated Foreign Currency Commitment) of such Lender during the period from and including the date hereof to but excluding the date on which such Commitment terminates. Accrued commitment fees in respect of any Commitment shall be payable in arrears on the last day of March, June, September and December of each year commencing on the first such date to occur after the date hereof, and on the date on which such Commitment terminates. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to (x) Tranche 1 Revolving Commitments, a Tranche 1 Revolving Commitment of a Lender shall be deemed to be used to the extent of the Tranche 1 LC Exposure of such Lender (but not by the Swingline Exposure of such Lender) and (y) Tranche 2 Revolving Commitments, a Tranche 2 Revolving Commitment of a Lender shall be deemed to be used to the extent of the Tranche 2 LC Exposure of such Lender. For purposes of computing commitment fees with respect to Tranche 2 Revolving Commitments, a Tranche 2 Revolving Commitment of a Lender shall be deemed to be used to the extent of the Designated Foreign Currency Exposure of such Lender.

                  (b) The Company agrees to pay (i) to the Administrative Agent for the account of each (x) Tranche 1 Revolving Lender a participation fee with respect to its participations in Tranche 1 Letters of Credit, which shall accrue at the Applicable Rate used to determine the interest rate applicable to Eurocurrency Revolving Loans on the daily amount of such Tranche 1 Revolving Lender's Tranche 1 LC Exposure (excluding any portion thereof attributable to unreimbursed Tranche 1 LC Disbursements) during the period from and including the date hereof to but excluding the later of the date on which such Tranche 1 Revolving Lender's Tranche 1 Revolving Commitment terminates and the date on which such Tranche 1 Revolving Lender ceases to have any Tranche 1 LC Exposure and (y) Tranche 2 Revolving Lender a participation fee with respect to its participations in Tranche 2 Letters of Credit, which shall accrue at the Applicable Rate used to determine the interest rate applicable to Eurocurrency Revolving Loans on the daily amount of such Tranche 2 Revolving Lender's Tranche 2 LC Exposure (excluding any portion thereof attributable to unreimbursed Tranche 2 LC Disbursements) during the period from and including the date hereof to but excluding the later of the date on which such Tranche 2 Revolving Lender's Tranche 2 Revolving Commitment terminates and the date on which such Tranche 2 Revolving Lender ceases to have any Tranche 2 LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of .125% per annum on the (x) average daily amount of the Tranche 1 LC Exposure (excluding any portion thereof attributable to unreimbursed Tranche 1 LC Disbursements) during the period from and including the date hereof to but excluding the later of the date of termination of the Tranche 1 Revolving Commitments and the date on which there ceases to be any Tranche 1 LC Exposure and (y) average daily amount of the Tranche 2 LC Exposure (excluding any portion thereof attributable to unreimbursed Tranche 2 LC Disbursements) during the period from and including the date hereof to but excluding the later of the date of termination of the Tranche 2 Revolving Commitments and the date on which there ceases to be any Tranche 2 LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued under this paragraph through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the date hereof; provided that all such fees shall be payable on the date on which the Tranche 1 Revolving Commitments or the Tranche 2 Revolving Commitments terminate and any such fees accruing after the date on which the Tranche 1 Revolving Commitments or the Tranche 2 Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees payable under this paragraph shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (c) The Company agrees to pay (i) to the Administrative Agent for the account of each Tranche 2 Revolving Lender a participation fee with respect to its obligation under Section 2.01(f) to acquire participations in Designated Foreign Currency Revolving Loans, which shall accrue at the Applicable Rate used to determine the interest rate applicable to Eurocurrency

Revolving Loans on the average daily amount of such Tranche 2 Revolving Lender's Designated Foreign Currency Exposure (excluding any portion thereof attributable to Designated Foreign Currency Revolving Loans that have been converted to Dollar obligations and in respect of which such Lender has made, or is required to have made, payments to the applicable Fronting Lenders, all as provided in
Section 2.01(f)) during the period from and including the date hereof to but excluding the later of the date on which such Lender's Tranche 2 Revolving Commitment terminates and the date on which such Lender ceases to have any Designated Foreign Currency Exposure, and (ii) to each Fronting Lender a fronting fee, which shall accrue at the rate of .125% per annum on the daily aggregate amount of the Dollar Equivalents of such Fronting Lender's Designated Foreign Currency Revolving Loans during the period from and including the date hereof to but excluding the later of the date of termination of the Revolving Commitments and the date on which there cease to be any Designated Foreign Currency Revolving Loans outstanding. Participation fees and fronting fees accrued under this paragraph through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the date hereof; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. All participation fees and fronting fees payable under this paragraph shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (d) The Company agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Company and the Administrative Agent.

                  (e) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

                  SECTION 2.13. Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan denominated in Dollars) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

                  (b) The Loans comprising each Eurocurrency Term Borrowing and each Eurocurrency Revolving Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

                  (c) The Loans comprising each Eurocurrency Designated Foreign Currency Revolving Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing.

                  (d) The Loans comprising each Local Rate Revolving Borrowing shall bear interest at the rate or rates set forth in the applicable Designated Foreign Currency Supplement.

                  (e) The Loans comprising each Swingline Loan denominated in a Committed Foreign Currency shall bear interest at the Swingline Base Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

                  (f) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) above.

                  (g) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the applicable Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (e) above shall be payable on demand,
(ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurocurrency Revolving Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

                  (h) All interest hereunder shall be computed on the basis of a year of 360 days, except that (i) interest on Borrowings denominated in Sterling and (ii) interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or Local Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

                  SECTION 2.14. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurocurrency Borrowing denominated in any currency:

                  (a) the Applicable Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

                  (b) the Applicable Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Applicable Agent shall give notice thereof to the Company and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Revolving Borrowing denominated in such currency to, or continuation of any Revolving Borrowing denominated in such currency as, a Eurocurrency Borrowing shall be ineffective, and any Eurocurrency Borrowing denominated in such currency that is requested to be continued shall be repaid on the last day of the then current Interest Period applicable thereto, (ii) any Borrowing Request for a Eurocurrency Revolving Borrowing denominated in such currency (A) if such currency is the Dollar, shall be deemed a request for an ABR Borrowing and (B) if such currency is a Foreign Currency, shall be ineffective.

                  SECTION 2.15. Increased Costs. (a) If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

                  (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurocurrency Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Company will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

                  (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Company will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

                  (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

                  (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Company shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

                SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurocurrency Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurocurrency Loan to a Loan of a different Type or Interest Period other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(f) and is revoked in accordance therewith), (d) the conversion of and purchase of participations in any Designated Foreign Currency Revolving Loan pursuant to Section 2.01(f) or
(e) the assignment of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 2.19, then, in any such event, the Company shall compensate each Lender or Fronting Lender, as the case may be, for the loss, cost and expense attributable to such event. In the case of a Eurocurrency Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the

Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate such Lender would bid were it to bid, at the commencement of such period, for deposits in the applicable currency of a comparable amount and period from other banks in the eurocurrency market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                  SECTION 2.17. Taxes. (a) Any and all payments by or on account of any Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if any Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, London Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made,
(ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition, the Loan Parties shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) The relevant Borrower shall indemnify the Administrative Agent, the London Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, the London Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of any Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender or the Issuing Bank, or by the Administrative Agent or the London Agent, on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Borrower to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which a Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Company (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Company as will permit such payments to be made without withholding or at a reduced rate; provided that such Foreign Lender has received written notice from the Company advising it of the availability of such exemption or reduction and containing all applicable documentation.

                  SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) Each Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15,
2.16 or 2.17, or otherwise) prior to

12:00 noon, Local Time (or, in the case of any payment in respect of a Designated Foreign Currency Revolving Loan, such other time as may be specified in the applicable Designated Foreign Currency Supplement), on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Applicable Agent to such account as it shall from time to time specify at its offices at (i) in the case of any amount denominated in Dollars, 270 Park Avenue, New York, New York, (ii) in the case of any amount denominated in Euros, Chase Manhattan Bank AG, Grueneburgweg 2, 60322 Frankfurt Main, Germany and (iii) in the case of any amount denominated in a Foreign Currency other than Euros, Chase Manhattan International Limited, 125 London Wall, London, EC2Y 5AJ, or, in any such case, at such other address as the Applicable Agent shall from time to time specify in a notice delivered to the Company; provided that payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and payments pursuant to Sections 2.15, 2.16, 2.17 and 10.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Applicable Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder of principal or interest in respect of any Loan or LC Disbursement shall be made in the currency of such Loan or LC Disbursement (except as provided in Section 2.01(f)); all other payments hereunder and under each other Loan Document shall be made in Dollars. Any payment required to be made by an Agent hereunder shall be deemed to have been made by the time required if such Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by such Agent to make such payment. Any amount payable by any Agent to one or more Lenders in the national currency of a member state of the European Union that has adopted the Euro as its lawful currency shall be paid in Euro.

                  (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

                  (c) If any Lender (which term, for purposes of this paragraph, shall exclude the Fronting Lenders) shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on its Tranche 1 Revolving Loans, Tranche 2 Revolving Loans, Term Loans or participations in Designated Foreign Currency Revolving Loans, LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Tranche 1 Revolving Loans, Tranche 2 Revolving Loans, Term Loans and participations in Designated Foreign Currency Revolving Loans, LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Tranche 1 Revolving Loans, Tranche 2 Revolving Loans, Term Loans and participations in Designated Foreign Currency Revolving Loans, LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of their respective Tranche 1 Revolving Loans, Tranche 2 Revolving Loans, Term Loans and participations in Designated Foreign Currency Revolving Loans, LC Disbursements and Swingline Loans and accrued interest thereon; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Designated Foreign Currency Revolving Loans, LC Disbursements or Swingline Loans to any assignee or participant, other than to the Company or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

                  (d) Unless the Applicable Agent shall have received notice from the Company prior to the date on which any payment is due to the Applicable Agent for the account of all or certain of the Lenders or the Issuing Bank hereunder that the relevant Borrower will not make such payment, the Applicable Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if such Borrower has not in fact made such payment, then each of the applicable Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Applicable Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Applicable Agent, at a rate determined by the Applicable Agent in accordance with banking industry practices on interbank compensation.

                  (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(c), 2.06(d) or (e), 2.07(b), 2.18(c) or 10.03(c), then the Administrative Agent or the London Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by it for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                  SECTION 2.19. Mitigation Obligations; Replacement of Lenders.
(a) If any Lender requests compensation under Section 2.15, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (b) If any Lender requests compensation under Section 2.15, or if any Loan Party is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender defaults in its obligation to fund Loans hereunder, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under the Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent (and (A) if a Tranche 1 Revolving Commitment is being assigned, the Issuing Bank and the Swingline Lender and (B) if a Tranche 2 Revolving Commitment is being assigned, each

Fronting Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Designated Foreign Currency Revolving Loans, LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

                  SECTION 2.20. Borrowing Subsidiaries. On or after the Effective Date, the Company may designate any Wholly Owned Subsidiary of the Company as a Borrowing Subsidiary by delivery to the Administrative Agent of a Borrowing Subsidiary Agreement executed by such Subsidiary and the Company, and upon such delivery such Subsidiary shall for all purposes of this Agreement be a Borrowing Subsidiary and a party to this Agreement until the Company shall have executed and delivered to the Administrative Agent a Borrowing Subsidiary Termination with respect to such Subsidiary, whereupon such Subsidiary shall cease to be a Borrowing Subsidiary and a party to this Agreement. Notwithstanding the preceding sentence, no Borrowing Subsidiary Termination will become effective as to any Borrowing Subsidiary at a time when any principal of or interest on any Loan to such Borrowing Subsidiary shall be outstanding hereunder, provided that such Borrowing Subsidiary Termination shall be effective to terminate such Borrowing Subsidiary's right to make further Borrowings under this Agreement. As soon as practicable upon receipt of a Borrowing Subsidiary Agreement, the Administrative Agent shall send a copy thereof to each Lender.


                                   ARTICLE III

                         Representations and Warranties
                         ------------------------------

                  The Company represents and warrants as to itself and the Subsidiaries (and each other Borrower represents and warrants as to itself and its subsidiaries, as applicable) to the Lenders that:

                  SECTION 3.01. Organization; Powers. Each of the Company and its Subsidiaries (including each Borrower) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

                  SECTION 3.02. Authorization; Enforceability. The Transactions are within each Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by each Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of each such Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  SECTION 3.03. Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Person or any

Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) filings necessary to perfect Liens created under the Loan Documents, (iii) certain notice filings required to made after the completion of the Acquisition Transactions and (iv) consents and filings to be obtained and made in connection with the Post-Effective Date Acquisition Transactions; provided, that the foregoing exception shall cease to apply with respect to any Post-Effective Date Acquisition Transaction on the date such Post-Effective Date Acquisition Transaction is consummated, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any of its subsidiaries or any order or decree of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of its subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its subsidiaries (other than any violation or default or any right under agreements to which BICC plc or one of its subsidiaries shall have been a party prior to the Effective Date, the existence of which could not reasonably be expected to result in a Material Adverse Effect), and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its subsidiaries, except Liens created under the Loan Documents.

                  SECTION 3.04. Financial Condition; No Material Adverse Change.
(a) The Company has heretofore furnished to the Lenders its combined balance sheet and statements of income, stockholders' equity and cash flows (i) as of and for the fiscal year ended December 31, 1998, reported on by Deloitte & Touche LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 1999, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries and related companies as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

                  (b) The Company has heretofore furnished to the Lenders (i) its unaudited pro forma combined balance sheet of the Company as of December 31, 1998, reflecting all pro forma adjustments as if the Effective Date Transactions and the Post-Effective Date Acquisition Transactions had been consummated on such date and its unaudited consolidated balance sheet and related statement of income, stockholders' equity and cash flows of the Company for each fiscal quarter ending after such date (and, to the extent available, for each month preceding the Effective Date and ending after the last such fiscal quarter),
(ii) its audited consolidated balance sheet and related statement of income, stockholders' equity and cash flows for the Company for the three fiscal years most recently ended, (iii) its audited balance sheet and related statement of income for the businesses that are part of the Acquired Assets for the fiscal year ended December 31, 1998, (iv) its unaudited consolidated balance sheet and related statement of income for the Acquired Businesses for the fiscal year ended December 31, 1997 and (v) projections (including income statements, balance sheet and cash flow projections of the Company and its consolidated Subsidiaries for fiscal years 1999-2007), in the case of each of clauses (i) through (v), included in the Confidential Information Memorandum. Such pro forma combined balance sheet and all other financial statements referred to above shall be consistent in all material respects with the forecasts and other information previously provided to the Lenders. All such pro forma financial data have been prepared in good faith by the Company, based on assumptions believed by the management of the Company to be reasonable at the time made, and present fairly on a pro forma basis the estimated financial position and operations of the Company and Subsidiaries as of December 31, 1998, assuming that the Effective Date Transactions and the Post-Effective Date Acquisition Transactions had actually occurred on such date. Such projections have been prepared in good faith by the Company, based on assumptions believed by the management of the Company to be reasonable at the time made.

                  (c) Since December 31, 1998, there has been no material adverse change in the business, assets, operations or condition, financial or otherwise, of the Company and its Subsidiaries, taken as a whole.

                  SECTION 3.05. Properties. (a) Except as disclosed on Schedule 3.05, each of the Borrowers and its subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not result in a Material Adverse Effect or otherwise interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

                  (b) Each of the Borrowers and its subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrowers and their subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Borrower, threatened against or affecting any Borrower or any of its subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Agreement, any other Loan Document or the Transactions.

                  (b) Neither the Company, any other Borrower nor any of their respective subsidiaries (i) has failed to comply with any applicable Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any applicable Environmental Law, (ii) has become liable for any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability except for such failures, liabilities, receipts or knowledge that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.07. Compliance with Laws and Agreements. Each of the Borrowers and its subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

                  SECTION 3.08. Investment and Holding Company Status. Neither any Borrower nor any of its subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

                  SECTION 3.09. Taxes. Each of the Borrowers and its subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) any Taxes that are being contested in good faith by appropriate proceedings and for which such Borrower or such subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $15,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $17,000,000 the fair market value of the assets of all such underfunded Plans.

                  SECTION 3.11. Disclosure. The Company has made available to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other written information furnished by or on behalf of the Company or any Subsidiary to the Administrative Agent or any Lender in connection with the negotiation of the Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

                  SECTION 3.12. Subsidiaries. Schedule 3.12 sets forth as of the Effective Date a list of all subsidiaries of each Borrower and each Subsidiary Guarantor and the percentage ownership interest of each such party therein. As of the Effective Date, the shares of capital stock of such subsidiaries of the foregoing parties will be fully paid and non-assessable and such shares and other ownership interests so indicated by Schedule 3.12 will be owned by each such party, directly or indirectly, free and clear of all Liens other than as permitted under Section 6.02. The Subsidiaries executing and delivering the Subsidiary Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement on the date hereof constitute all the Material Subsidiaries as of the date hereof, other than Foreign Subsidiaries.

                  SECTION 3.13. Insurance. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of the Company and its Subsidiaries as of the Effective Date. As of the Effective Date, all premiums which have become due in respect of such insurance have been paid.

                  SECTION 3.14. Federal Reserve Regulations. (a) Neither the Company nor any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock (as defined in Regulations U and X of the Board).

                  (b) No part of the proceeds of the Loans or the Letters of Credit has been or will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose which entails a violation of the provisions of the Regulations of the Board, including, without limitation, Regulation U or X thereof. Not more than 25% of the assets subject to the restrictions of Sections 2.11(c) (to the extent applicable to Prepayment Events referred to in clause (a) of the definition of such term), 6.02, 6.03 and
6.04 will at any time consist of Margin Stock (as defined in Regulations U and X of the Board).

                  SECTION 3.15. Year 2000 Compliance. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (a) the computer systems of the Company and its Subsidiaries and (b) equipment of such Persons containing embedded microchips and the testing of all such systems and equipment, as so reprogrammed, has been or will be substantially completed as of the Effective Date. The cost to the Company and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Company and its Subsidiaries will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Company and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit each Borrower to conduct its businesses without

Material Adverse Effect. The parties hereto agree that, to the extent the statements contained in this Section 3.15 relate to the Acquired Assets, such statements are made to the best of the Company's knowledge.

                  SECTION 3.16. Security Documents. (a) The Pledge Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when the Collateral is delivered to the Collateral Agent and duly endorsed, the Pledge Agreement shall create a fully perfected Lien on, and security interest in, all right, title and interest of the pledgor thereunder in such Collateral, in each case prior and superior in right to any other Person, other than with respect to Liens that are permitted by Section 6.02 and have a priority as a matter of law.

                  (b) The Security Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, when financing statements in appropriate form are filed in the offices specified on Schedule 6 to the Perfection Certificate, such security interest shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral, to the extent a security interest in such Collateral may be perfected by the filing of financing statements, in each case prior and superior in right to any other Person, other than with respect to Liens that are permitted by Section 6.02 and have a priority as a matter of law.


                                   ARTICLE IV

                                   Conditions
                                   ----------

                  SECTION 4.01. Effective Date. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder on the initial date on which Loans are to be made or Letters of Credit issued shall not become effective until the date on which each of the following conditions has been satisfied (or waived in accordance with Section 10.02):

                  (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

                  (b) The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of each of (i) Blank Rome Comisky & McCauley LLP, counsel for certain Loan Parties, substantially in the form of Exhibit D-1, (ii) Lovell White Durrant, U.K. counsel for the Agents and the Lenders, substantially in the form of Exhibit D-2, (iii) Robert Siverd, General Counsel of the Company, substantially in the form of Exhibit D-3, (iv) Estudio Legal, Spanish counsel for certain Loan Parties, substantially in the form of Exhibit D-4, (v) Osler, Hoskin & Harcourt, Canadian counsel for certain Loan Parties, substantially in the form of Exhibit D-5, and (vi) certain other foreign counsel reasonably requested by the Administrative Agent. Each Loan Party hereby requests such counsel to deliver such opinions.

                  (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of the Transactions and any other legal matters relating to the Loan Parties, this Agreement, the other Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

                  (d) The Administrative Agent shall have received (i) a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming (A) compliance with the conditions set forth in paragraphs (a) and (b) of
         Section 4.02, (B) that all governmental, shareholder and third-party approvals necessary or advisable in connection with the Transactions (other than approvals required in connection with the Post-Effective Date Acquisition Transactions that are expected by the Company to be available when required) have been obtained and are in full force and effect and (C) that the Company's Existing Credit Agreement has been terminated and all related loans and obligations have been paid in full and no other Indebtedness (other than Indebtedness permitted by Section 6.01) is outstanding, and (ii) a certificate in form and substance satisfactory to the Administrative Agent, dated the Effective Date and signed by a Financial Officer of the Company confirming that (A) the conditions set forth in paragraph (i) below have been satisfied and (B) immediately prior to and after giving effect to the Effective Date Transactions, no Default, and no material adverse change in the business, assets, operations or condition, financial or otherwise, of the Company and its Subsidiaries, taken as a whole, shall have occurred and be continuing.

                  (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or under any other Loan Document.

                  (f) The Guarantee Requirement shall be satisfied.

                  (g) The Collateral Requirement shall be satisfied; provided that the parties agree that any notation in a shareholder registry that cannot reasonably be made on or prior to the Effective Date may be made within 30 days of the Effective Date, and the Company agrees to deliver to the Administrative Agent, not later than such 30th day, a certificate of the chief legal officer of the Company certifying that all such notations shall have been made;

                  (h) The Collateral Agent shall have received a completed Perfection Certificate dated the Effective Date and signed by an executive officer or Financial Officer of the Company, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code filings made with respect to the Loan Parties in the states in which such Person is organized, the states (or other jurisdictions) in which the chief executive office of each such Person is located, any offices of such Persons in which records have been kept relating to accounts receivable and the other jurisdictions in which Uniform Commercial Code filings are to be made pursuant to clause (b) of the definition of "Collateral Requirement", together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Collateral Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 or have been released;

                  (i) All consents and approvals required to be obtained from any Governmental Authority or other Person in connection with the Acquisition Transactions (other than the Post-Effective Date Acquisition Transactions) shall have been obtained, and all applicable waiting periods and appeal periods shall have expired, in each case without the imposition of any burdensome conditions. The Acquisition Transactions (other than consents and approvals required in connection with the Post-Effective Date Acquisition Transactions that are expected to be available when required) shall have been, or substantially simultaneously with the initial funding of Loans on the Effective Date shall be, consummated in accordance with (i) the Acquisition Documents and applicable law, without any amendment to or waiver of any material terms or conditions of the Acquisition Documents not approved by the Required Lenders and (ii) the information previously provided in the Confidential Information Memorandum (including the pro forma financial information contained therein). The Administrative Agent shall have received copies of the Acquisition Documents and all certificates, opinions and other documents delivered thereunder, certified by a Financial Officer as complete and correct; and

                  (j) The terms on which the Effective Date Transactions shall have been completed and the capitalization (including Indebtedness) of the Company and the Subsidiaries after giving effect to the Effective Date Transactions shall be consistent in all material respects with the pro forma financial statements and projections provided to the Lenders prior to the date hereof.

The Administrative Agent shall notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) at or prior to 3:00 p.m., New York City time, on July 10, 1999 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

                  SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

                  (a) The representations and warranties of each Loan Party set forth in each Loan Document shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable.

                  (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and
(b) of this Section.

                  SECTION 4.03. Initial Credit Event for each Borrowing Subsidiary. The obligation of each Lender to make Loans to or issue Letters of Credit for the account of any Borrowing Subsidiary is subject to the satisfaction of the following conditions:

                  (a) The Administrative Agent (or its counsel) shall have received such Borrowing Subsidiary's Borrowing Subsidiary Agreement duly executed by all parties thereto.

                  (b) The Administrative Agent shall have received a favorable written opinion of counsel for such Borrowing Subsidiary, substantially in the form of Exhibit D-6 and covering such other matters relating to such Borrowing Subsidiary or its Borrowing Subsidiary Agreement as the Administrative Agent shall reasonably request.

                  (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of such Borrowing Subsidiary, the authorization of the Transactions insofar as they relate to such Borrowing Subsidiary and any other legal matters relating to such Borrowing Subsidiary, its Borrowing Subsidiary

         Agreement or such Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.


                                    ARTICLE V

                              Affirmative Covenants
                              ---------------------

                  Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Company covenants and agrees with the Lenders that:

                  SECTION 5.01. Financial Statements and Other Information. The Company will furnish to the Administrative Agent and each Lender:

                  (a) within 90 days after the end of each fiscal year of the Company, its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Deloitte & Touche LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

                  (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

                  (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Company (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections
         6.10 and 6.11 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

                  (d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

                  (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company or any

         Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Company to its shareholders generally, as the case may be; and

                  (f) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Company or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request.

                  SECTION 5.02. Notices of Material Events. The Company will furnish to the Administrative Agent and each Lender prompt written notice of the following:

                  (a) the occurrence of any Default;

                  (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Company or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

                  (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Company and its Subsidiaries in an aggregate amount exceeding $5,000,000; and

                  (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

                  SECTION 5.03. Existence; Conduct of Business. The Company will, and will cause each of its Subsidiaries to, do or cause to be done all things reasonably necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.04.

                  SECTION 5.04. Payment of Obligations. The Company will, and will cause each of its Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 5.05. Maintenance of Properties; Insurance. The Company will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, (i) insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations and (ii) all insurance required to be maintained pursuant to the Security Documents. The Borrowers will furnish to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.

                  SECTION 5.06. Information Regarding Collateral. (a) The Company will furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in any Loan Party's identity or corporate structure or (iv) in any Loan Party's Federal Taxpayer Identification Number. The Company agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral.

                  (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of
Section 5.01, the Company shall deliver to the Administrative Agent a certificate of a Financial Officer and the chief legal officer of the Company
(i) setting forth the information required pursuant to Sections 1 and 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings) or other appropriate recordings or registrations in shareholder registries or similar requirements, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under any Security Document for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

                  SECTION 5.07. Casualty and Condemnation. The Company (a) will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of any Collateral and
(b) will ensure that the Net Proceeds of any such event are collected and applied in accordance with the applicable provisions of the Security Documents.

                  SECTION 5.08. Books and Records; Inspection Rights. The Company will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Company will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

                  SECTION 5.09. Compliance with Laws. The Company will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 5.10. Use of Proceeds and Letters of Credit. The proceeds of the Loans will be used only for general corporate purposes of the Borrowers, including (i) to repay existing intercompany indebtedness and Indebtedness outstanding under the Existing Credit Agreement, (ii) to consummate the Acquisition Transactions in accordance with the terms of the Acquisition Documents, (iii) to pay fees and expenses in connection with the foregoing and
(iv) to finance future acquisitions. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X. Letters of Credit will be issued (i) to support obligations incurred by the Company and the Subsidiaries in the ordinary course of their businesses and (ii) to support Indebtedness permitted pursuant to Section 6.01(f).

                  SECTION 5.11. Collateral and Guarantee Requirements. The Company will, and will cause each applicable Subsidiary to, execute any and all further documents, financing statements, agreements and instruments, and take all further actions (including filing Uniform Commercial Code and other financing statements) that may be required under applicable law, or that the Required Lenders, the Administrative Agent or the Collateral Agent may reasonably request, in order to cause the Guarantee Requirement and the Collateral Requirement to be satisfied at all times.

                  SECTION 5.12. Ownership of Subsidiaries. (a) The Company will, and will cause each of its Subsidiaries to, ensure that all Domestic Subsidiaries are owned directly or indirectly at all times only by the Company or one or more other Domestic Subsidiaries and that all of the Equity Interests of such latter Domestic Subsidiaries are pledged to secure the Obligations.

                  (b) The Company will, and will cause each of its Subsidiaries to, ensure that any Foreign Subsidiary acquired in connection with the Acquisition Transactions is owned directly or indirectly at all times by the Company or a Domestic Subsidiary and that all of the Equity Interests of such Domestic Subsidiary are pledged to secure the Obligations.

                  SECTION 5.13. Interest Rate Protection. As promptly as practicable, and in any event within 90 days after the Effective Date, the Company will enter into, and thereafter for a period of not less than three years will maintain in effect, one or more interest rate protection agreements on such terms and with such parties as shall be reasonably satisfactory to the Administrative Agent, the effect of which shall be to fix or limit the interest cost to the Borrowers with respect to at least 50% of the outstanding Term Loans.


                                   ARTICLE VI

                               Negative Covenants
                               ------------------

                  Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Company covenants and agrees with the Lenders that:

                  SECTION 6.01. Subsidiary Indebtedness. The Company will not permit any Subsidiary to create, incur, assume or permit to exist any Indebtedness, except:

                  (a) Indebtedness created hereunder and under the other Loan Documents;

                  (b) Indebtedness existing on the date hereof and set forth in
         Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or shorten the term thereof;

                  (c) Indebtedness of any Subsidiary to the Company or any other Subsidiary; provided, (i) in the case of any such Indebtedness in an amount greater than $1,000,000 owed to the Company or any Domestic Subsidiary, that such Indebtedness is evidenced by a promissory note that has been pledged as security for the Obligations under the Pledge Agreement, and (ii) in the case of any such Indebtedness in an amount greater than $1,000,000 owed by a Domestic Subsidiary to any Foreign Subsidiary, that such

         Indebtedness is subordinated to the Obligations on terms satisfactory to the Administrative Agent;

                  (d) Indebtedness of any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets of such Subsidiary, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (d) shall not exceed $25,000,000 at any time outstanding;

                  (e) Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (ii) the aggregate principal amount of Indebtedness permitted by this clause (e) shall not exceed $30,000,000 at any time outstanding;

                  (f) Indebtedness of BICC Holdings New Zealand Ltd. in an aggregate principal amount not exceeding $20,000,000 at any time outstanding;

                  (g) other secured Indebtedness in an aggregate principal amount for all the Subsidiaries not exceeding $15,000,000 at any time outstanding;

                  (h) other unsecured Indebtedness (other than Indebtedness permitted by paragraph (f) above) in an aggregate principal amount for all the Subsidiaries that, together with the aggregate principal amount of all Indebtedness permitted by clause (g) of this Section and the aggregate sale price of all arrangements permitted by Section 6.03, does not exceed $45,000,000 at any time outstanding; and

                  (i) Indebtedness of BICC General Cables (USA), LLC in an aggregate amount not exceeding $9,000,000 in connection with the Industrial Development Revenue Bonds, Series 1991, among the Industrial Development Board of the City of Jackson, Tennessee, BICC Cables Corporation, First America National Bank and Chemical Securities Inc.

                  SECTION 6.02. Liens. The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

                  (a) Permitted Encumbrances;

                  (b) Liens created under the Loan Documents;

                  (c) any Lien on any property or asset of the Company or any Subsidiary existing on the date hereof and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Company or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof;

                  (d) any Lien existing on any property or asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a

         Subsidiary; provided that (i) such Lien shall not have been created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Company or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

                  (e) Liens on fixed or capital assets acquired, constructed or improved by the Company or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by clause (d) of
         Section 6.01, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 90% of the cost of acquiring, constructing or improving such fixed or capital assets and
         (iv) such security interests shall not apply to any other property or assets of the Company or any Subsidiary;

                  (f) Liens on property or assets of any Subsidiary securing Indebtedness of such Subsidiary owing to the Company or any other Subsidiary; provided that such Indebtedness is permitted by Section 6.01(c);

                  (g) Liens arising by way of retention of title of goods by the supplier of goods where such goods are supplied subject to retention of title and are acquired in the ordinary course of business of the Company or any Subsidiary; and

                  (h) other Liens securing obligations in an aggregate principal amount at any time outstanding not exceeding $15,000,000.

Notwithstanding the foregoing or any other provision in this Agreement or any other Loan Document to the contrary, the Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any Equity Interest or intercompany Indebtedness other than Liens created under the Loan Documents to secure the Obligations or Liens permitted by Section 6.02(f).

                  SECTION 6.03. Sale and Lease-Back Transactions. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into any arrangement with any Person (other than a Wholly Owned Subsidiary) whereby it shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred, except for any such arrangement or arrangements with an aggregate sale price in any fiscal year not exceeding $5,000,000; provided that the sum of (a) the aggregate sale price of the assets sold in all such arrangements and (b) the aggregate outstanding principal amount of all Indebtedness permitted by clauses (g) and
(h) of Section 6.01 shall at no time exceed $45,000,000.

                  SECTION 6.04. Fundamental Changes. (a) The Company will not, and will not permit any Material Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing and the Collateral Requirement and the Guarantee Requirement shall be satisfied, (i) any Person may merge into the Company in a transaction in which the Company is the surviving corporation, (ii) any Person (other than the Company) may merge into any Material Subsidiary in a transaction in which the surviving entity is a Subsidiary, (iii) any Material Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Company or to another Material

Subsidiary and (iv) any Material Subsidiary may liquidate or dissolve if the Company determines in good faith that such liquidation or dissolution is in the best interests of the Company and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a Wholly Owned Material Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.05; provided further that any merger described in clause (i) or (ii) with any Person that is not a Subsidiary shall be permitted only if (x) such Person is engaged in substantially the same business as the Company or any Subsidiary or another business reasonably related or incidental thereto and (y) the Company would be in compliance on a pro forma basis with the covenants set forth in Sections 6.10 and 6.11 as of the last day of the fiscal quarter immediately preceding the date of such merger, as if such merger had occurred on the first day of the four fiscal quarter period ending on such date.

                  (b) Except for the issuance of Equity Interests in connection with transactions permitted by Section 6.05, the Company will not permit any Subsidiary to issue any Equity Interests or Rights other than to the Company or another Subsidiary (and the Equity Interests or Rights so issued shall be pledged to the Collateral Agent to secure the Obligations to at least the same extent as the Equity Interests of such Subsidiary or Rights outstanding prior to such issuance).

                  (c) The Company will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Company and its Subsidiaries on the date of this Agreement or by companies included in the Acquired Assets and businesses reasonably related thereto.

                  SECTION 6.05. Investments, Loans, Advances, Guarantees and Acquisitions. The Company will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a Wholly Owned Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any options, warrants or other rights to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

                  (a) Permitted Investments;

                  (b) investments by the Company in the capital stock of its Subsidiaries;

                  (c) loans or advances made by the Company to any Subsidiary or by any Subsidiary to the Company or any other Subsidiary;

                  (d) Guarantees constituting Indebtedness permitted by Section 6.01;

                  (e) Guarantees by the Company of obligations of any Person (other than a Subsidiary) in an aggregate amount for all such Guarantees not exceeding $5,000,000 at any time outstanding;

                  (f) Guarantees by the Company of obligations of any Subsidiary entered into in the ordinary course of business;

                  (g) any acquisition of the Equity Interests or substantially all of the assets of any Person that is not a Subsidiary by the Company or any of its Subsidiaries; provided that (i) at the time thereof and after giving effect thereto no Default shall have occurred and be continuing, (ii) the Company would be in compliance with Sections 6.10 and 6.11 for the most recent calculation period and as of the last day thereof as if such acquisition had been consummated at the beginning of such calculation period, (iii) any acquired business shall be of the type conducted by the Company and its Subsidiaries on the date of execution of this Agreement or by companies included in the Acquired Assets and businesses reasonably related thereto and (iv) such acquisition will result in such Person becoming a Subsidiary;

                  (h) investments by General Cable Industries, Inc. in an aggregate amount not exceeding $10,000,000 in a joint venture known as General Photonics LLC;

                  (i) the acquisition of the Acquired Assets;

                  (j) a Guarantee by the Company of the Indebtedness of the Industrial Development Board of the City of Jackson under the bonds referred to in Section 6.01(i) above (or of a certain guaranty by BICC plc covering such Indebtedness); and

                  (k) other investments by the Company or its Subsidiaries in any Person (other than a Subsidiary) in an aggregate amount for all Persons not exceeding $25,000,000.

                  SECTION 6.06. Hedging Agreements. The Company will not, and will not permit any of its Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Company or any Subsidiary is exposed in the conduct of its business or the management of its liabilities, and not for speculative purposes, and any Hedging Agreement entered into pursuant to Section 5.13.

                  SECTION 6.07. Restricted Payments. The Company will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that, so long as no Default shall have occurred and be continuing or would result therefrom (a) the Company may (i) declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock or in cash and (ii) repurchase or redeem shares of its capital stock in an aggregate amount at any time for all such cash dividends, repurchases and redemptions after the date hereof not greater than $50,000,000 plus 25% of the Company's consolidated net income from December 31, 1998, through the end of the most recently ended fiscal quarter of the Company at such time (the sum of such amounts being called the "Dividend Basket"); provided that if the Leverage Ratio shall be less than 2.50 to 1.00 for a period of not less than 90 consecutive days including the last days of two fiscal quarters of the Company, then 50%, rather than 25%, of the Company's consolidated net income for all subsequent periods shall be added to the Dividend Basket, (b) Subsidiaries may declare and pay dividends ratably with respect to their capital stock and (c) the Company may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and its Subsidiaries.

                  SECTION 6.08. Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties,
(b) transactions between or among the Company and its Subsidiaries not involving any other Affiliate and (c) any Restricted Payment permitted by Section 6.07.

                  SECTION 6.09. Restrictive Agreements. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Company or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the

Company or any other Subsidiary or to Guarantee Indebtedness of the Company or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement or any other Loan Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.09 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause
(a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

                  SECTION 6.10. Leverage Ratio. The Company will not permit the Leverage Ratio at any time during any of the periods set forth below to exceed the ratio set forth opposite such period:


         Period                                                   Ratio
         ------                                                   -----

9/30/99 through 6/30/00                                        4.25:1.00

7/1/00 through 6/30/01                                         3.75:1.00

7/1/01 through  6/30/02                                        3.25:1:00

7/1/02 through 6/30/03                                         2.75:1.00

7/1/03 and thereafter                                          2.50:1.00


                  SECTION 6.11. Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio for any period of four fiscal quarters ending during any of the periods set forth below to be less than this ratio set forth opposite such period:


         Period                                                   Ratio
         ------                                                   -----

9/30/99 through 6/30/00                                        2.75:1.00

7/1/00 through 6/30/01                                         3.25:1.00

7/1/01 through 6/30/02                                         3.75:1.00

7/1/02 through 6/30/03                                         4.25:1.00

7/1/03 and thereafter                                          4.50:1.00


                  SECTION 6.12. Amendment of Material Documents. The Company will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights under (a) its certificate of incorporation, by-laws or other organizational documents or (b) any Acquisition Document, in each case, except for amendments, modifications or waivers that could not reasonably be expected to result in a Material Adverse Effect. Notwithstanding the foregoing, the Company will not, and will not permit any Subsidiary to, amend or modify its certificate of incorporation, by-laws or other organizational document in order to provide that any partnership interest or limited liability company interest in any such entity is a "security" governed by Article 8 of the New York Uniform Commercial Code (or of any comparable article of the Uniform Commercial Code of any other state) as in effect on the Effective Date.

                                   ARTICLE VII

                                Events of Default
                                -----------------

                  If any of the following events ("Events of Default") shall occur:

                  (a) any Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

                  (b) any Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause
         (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

                  (c) any representation or warranty made or deemed made by or on behalf of the Company or any Subsidiary in or in connection with any Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been incorrect when made or deemed made;

                  (d) the Company shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.03 (with respect to any Borrower's existence) or 5.10 or in Article VI;

                  (e) the Company or any Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Company (which notice will be given at the request of any Lender);

                  (f) the Company or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

                  (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (any applicable grace or cure period having expired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

                  (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Borrower or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any Material Subsidiary thereof or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (i) any Borrower or any Material Subsidiary thereof shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any subsidiary thereof or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

                  (j) the Company or any Material Subsidiary thereof shall become unable, admit in writing or fail generally to pay its debts as they become due;

                  (k) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against the Company, any Material Subsidiary or any combination thereof and the same shall remain undischarged for a period of 45 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any Material Subsidiary to enforce any such judgment;

                  (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Company and the Subsidiaries in an aggregate amount exceeding
         (i) $5,000,000 in any year or (ii) $10,000,000 for all periods;

                  (m) the Company or any Subsidiary Guarantor shall fail to observe or perform any covenant, condition or agreement contained in
         Article IX or in the Subsidiary Guarantee Agreement, as the case may be, or the guarantee of the Company hereunder or of any Subsidiary Guarantor under the Subsidiary Guarantee Agreement shall not be (or shall be claimed by the Company or any Subsidiary Guarantor not to be) valid or in full force and effect;

                  (n) a Change in Control shall occur; or

                  (o) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by the Company or any Subsidiary not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except
         (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Administrative Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Pledge Agreement; provided that no such cessation shall give rise to an Event of Default unless such cessation (x) affects Collateral that is or should be subject to a Lien in favor of the Collateral Agent having an aggregate value in excess of $5,000,000 or (y) is not corrected upon request by the Collateral Agent upon reasonable notice;

then, and in every such event (other than an event with respect to any Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Company, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole or in part (in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower; and in case of any event with respect to any Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower.


                                  ARTICLE VIII

                                   The Agents
                                   ----------

                  In order to expedite the transactions contemplated by this Agreement, Chase is hereby appointed to act as Administrative Agent and Collateral Agent, and CMIL is hereby appointed to act as London Agent, on behalf of the Lenders and the Issuing Bank. Each of the Lenders, each assignee of any such Lender and the Issuing Bank hereby irrevocably authorizes the Agents to take such actions on behalf of such Lender or assignee or the Issuing Bank and to exercise such powers as are delegated to the Agents by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent and, to the extent expressly provided herein, the London Agent are hereby expressly authorized by the Lenders and the Issuing Bank, without hereby limiting any implied authority, (a) to receive on behalf of the Lenders and the Issuing Bank all payments of principal of and interest on the Loans, all payments in respect of L/C Disbursements and all other amounts due to the Lenders hereunder, and promptly to distribute to each Lender or the Issuing Bank its proper share of each payment so received; (b) to give notice on behalf of each of the Lenders to the Company of any Event of Default specified in this Agreement of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder; and (c) to distribute to each Lender copies of all notices, financial statements and other materials delivered by the Company or any other Loan Party pursuant to this Agreement or the other Loan Documents as received by the Administrative Agent. Without limiting the generality of the foregoing, if all applicable mandatory prepayments under
Section 2.11(c) shall have been made, the Administrative Agent and the Collateral Agent are hereby expressly authorized to release any Subsidiary Guarantor from its obligations hereunder and under the other Loan Documents and release the security interest in any Collateral, in the event that all the capital stock of such Guarantor, or such Collateral, shall be sold, transferred or otherwise disposed of to a Person that is not an Affiliate of the Company in a transaction permitted by Section 6.04 hereof, and to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, in each case as contemplated by and in accordance with the provisions of this Agreement and the other Loan Documents.

                  With respect to the Loans made by it hereunder, each Agent in its individual capacity and not as Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not an Agent, and the Agents and their Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if it were not an Agent.

                  The Agents shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) no Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing,
(b) no Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Agent is required to exercise upon receipt of notice in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02), and (c) except as expressly set forth in the Loan Documents, no Agent shall have any duty to disclose, and no Agent shall be liable for the failure to disclose, any information relating to the Company or any of its Subsidiaries that is communicated to or obtained by the institution serving as Agent or any of its Affiliates in any capacity. No Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02) or in the absence of its own gross negligence or wilful misconduct. No Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by a Borrower or a Lender, and no Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in
Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

                  Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for any Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

                  Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, any Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Company. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After the Agent's resignation hereunder, the provisions of this Article and Section 10.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent.


                  Each Lender agrees (a) to reimburse the Agents, on demand, in the amount of its pro rata share (based on the amount of its Loans and available Commitments, other than

Designated Foreign Currency Commitments, hereunder) of any expenses incurred for the benefit of the Lenders by the Agents, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, that shall not have been reimbursed by the Company and (b) to indemnify and hold harmless each Agent and any of its Related Parties, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against it in its capacity as Agent or any of them in any way relating to or arising out of this Agreement or any other Loan Document or action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Company or any other Loan Party; provided that no Lender shall be liable to an Agent or any such other indemnified Person for any portion of such liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Agent or any of its directors, officers, employees or agents. Each Revolving Credit Lender agrees to reimburse each of the Issuing Bank and its directors, officers, employees and agents, in each case, to the same extent and subject to the same limitations as provided above for the Agents.

                  Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.


                                   ARTICLE IX

                                    Guarantee
                                    ---------

                  In order to induce the Lenders to extend credit hereunder, the Company hereby irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the Obligations. The Company further agrees that the due and punctual payment of the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its Guarantee hereunder notwithstanding any such extension or renewal of any Obligation. Each and every default in payment of the principal of and premium, if any, or interest on any Obligation shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

                  The Company waives presentment to, demand of payment from and protest to any Borrowing Subsidiary of any of the Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment. The obligations of the Company hereunder shall not be affected by (a) the failure of any Secured Party to assert any claim or demand or to enforce any right or remedy against any Loan Party under the provisions of this Agreement, any other Loan Document or otherwise; (b) any extension or renewal of any of the Obligations; (c) any rescission, waiver, amendment or modification of, or release from, any of the terms or provisions of this Agreement, any Borrowing Subsidiary Agreement or any other Loan Document or agreement; (d) the release of (or the failure to perfect a security interest in) any security held by any Secured Party for the performance of the Obligations or any of them; (e) the failure or delay of any Secured Party to exercise any right or remedy against any other guarantor of the Obligations; (f) the failure of any Secured Party to assert any claim or demand or to enforce any remedy under any Loan Document, any guarantee or any other agreement or instrument; (g) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or (h) any other act, omission or delay to do any other act which may or might in any manner or to any extent vary the risk of the Company or otherwise operate as a discharge of the Company as a matter of law or equity or which would impair or eliminate any right of the Company to subrogation.

                  The Company further agrees that its agreement hereunder constitutes a promise of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by any Secured Party to any balance of any deposit account or credit on the books of any Secured Party in favor of any Borrower or any other Person.

                  The obligations of the Company hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of the Obligations, any impossibility in the performance of the Obligations or otherwise.

                  The Company further agrees that its obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization of any Borrower or otherwise.

                  In furtherance of the foregoing and not in limitation of any other right which any Secured Party may have at law or in equity against the Company by virtue hereof, upon the failure of any Borrowing Subsidiary to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Company hereby promises to and will, upon receipt of written demand by any Agent, forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the Secured Parties in cash an amount equal to the sum of (i) the unpaid principal amount of such Obligations then due, (ii) accrued and unpaid interest and fees on such Obligations and (iii) all other monetary Obligations then due. The Company further agrees that if payment in respect of any Obligation shall be due in a currency other than Dollars and/or at a place of payment other than New York and if, by reason of any Change in Law, disruption of currency or foreign exchange markets, war or civil disturbance or similar event, payment of such Obligation in such currency or at such place of payment shall be impossible or, in the judgment of any Secured Party, not consistent with the protection of its rights or interests, then, at the election of such Secured Party, the Company shall make payment of such Obligation in Dollars (based upon the applicable Exchange Rate in effect on the date of payment) and/or in New York, and shall indemnify such Secured Party against any losses or expenses that it shall sustain as a result of such alternative payment.

                  Upon payment in full by the Company of any Obligation, each Lender shall, in a reasonable manner, assign the amount of such Obligation owed to it and so paid to the Company, such assignment to be pro tanto to the extent to which the Obligation in question was discharged by the Company, or make such disposition thereof as the Company shall direct (all without recourse to any Secured Party and without any representation or warranty by any Secured Party).

                  Upon payment by the Company of any sums as provided above, all rights of Company against any Borrowing Subsidiary arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full of all the Obligations owed by such Borrowing Subsidiary to the Secured Parties.

                  Nothing shall discharge or satisfy the liability of the Company hereunder except the full performance and payment of the Obligations.

                  Each reference herein to any Secured Party shall be deemed to include their or its successors and assigns, in whose favor the provisions of this Guarantee shall also inure.


                                    ARTICLE X

                                  Miscellaneous
                                  -------------

                  SECTION 10.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (a) if to any Borrower, to it in care of the Company at 4 Tesseneer Drive, Highland Heights, KY 41076-9753, Attention of the Chief Financial Officer (Telecopy No. (606) 572-8011);

                  (b) if to the Administrative Agent, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Janet Belden (Telecopy No. (212) 552-5658, with a copy to The Chase Manhattan Bank, 10 South LaSalle Street, Chicago, IL 60603, Attention of Jon Hinard (Telecopy No. (312) 807-4077);

                  (c) if to the London Agent, to it at Chase Manhattan International Limited, Trinity Tower, 9 Thomas More Street, London, England E19YT Attention of Loans Agency Division (Telecopy No. 011-44-171-777-2360); with a copy to the Administrative Agent as provided in paragraph (b) above;

                  (d) if to the Issuing Bank, to it at The Chase Manhattan Bank, Attention of Janet Belden (Telecopy No. (212) 552-5658);

                  (e) if to the Swingline Lender, to it at The Chase Manhattan Bank, Attention of Janet Belden (Telecopy No. (212) 552-5658); and

                  (f) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

                  SECTION 10.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

                  (b) Neither this Agreement nor any Borrowing Subsidiary Agreement nor any other Loan Document (other than any Designated Foreign Currency Supplement) nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Company and the Required Lenders or by the Company and the Administrative Agent with the consent of the Required Lenders (and, in the case of a Borrowing Subsidiary Agreement, the applicable Borrowing Subsidiary) or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the applicable Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase any Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the date of any scheduled payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender (it being understood that the addition of new tranches of loans or commitments that may be extended under this Agreement shall not be deemed to alter such pro rata sharing of payments), (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be) (except, in each case, to provide for new tranches of loans or commitments that may be extended under this Agreement), (vi) release the Company from, or limit or condition its obligations under, Article IX, or release all or substantially all of the Subsidiary Guarantors from, or limit or condition their obligations under, the Subsidiary Guarantee Agreement, in each case without the written consent of each Lender, (vii) release all or substantially all the Collateral from the Liens of the Security Documents without the written consent of each Lender, (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those of Lenders holding Loans of any other Class without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each adversely affected Class or (ix) change the rights of the Tranche B Lenders to decline mandatory prepayments as provided in Section 2.11 without the written consent of Tranche B Lenders holding a majority of the outstanding Tranche B Loans; provided further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent, the Issuing Bank or the Swingline Lender hereunder or under any other Loan Document without the prior written consent of such Agent, the Issuing Bank or the Swingline Lender, as the case may be, and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Tranche A Lenders and Tranche B Lenders), the Tranche A-1 Lenders (but not the Revolving Lenders, Tranche A-2 Lenders and Tranche B Lenders), the Tranche A-2 Lenders (but not the Revolving Lenders, Tranche A-1 Lenders and Tranche B Lenders) or the Tranche B Lenders (but not the Revolving Lenders and Tranche A Lenders) may be effected by an agreement or agreements in writing entered into by the Company and requisite percentage in interest of the affected Class of Lenders. No Designated Foreign Currency Supplement may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each of the parties thereto.

                  (c) Notwithstanding the foregoing, any Security Document may, and upon the request of the Company shall, be amended, modified or terminated, without the necessity of any further approval by the Lenders, in order to effect the release of the Liens granted under the Security Documents with respect to any Collateral (i) that is being sold or otherwise disposed of to a Person other than the Company or a Subsidiary in a transaction permitted by this Agreement or
(ii) that is being released as contemplated by Section 10.14. The Lenders hereby expressly authorize the Collateral Agent to, and the Collateral Agent hereby agrees to, execute all such instruments and documents the Company may reasonably request to effectuate the foregoing, provided that any such execution and delivery shall be at the Company's expense and shall be without recourse to representation or warranty by the Collateral Agent.

                  SECTION 10.03. Expenses; Indemnity; Damage Waiver. (a) The Company shall pay (i) all reasonable out-of-pocket expenses incurred by the Agents and their Affiliates, including the reasonable fees, charges and disbursements of counsel for the Agents, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by any Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel (including the allocated costs of internal counsel, if any) for any Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with any Loan Document, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

                  (b) The Company shall indemnify each Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, taxes, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel (including the allocated costs of internal counsel, if any) for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Company or any of its Subsidiaries, or any Environmental Liability related in any way to the Company or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

                  (c) To the extent that the Company fails to pay any amount required to be paid by it to any Agent, the Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to such Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent, the Issuing Bank or the Swingline Lender in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum (without duplication) of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time.

                  (d) To the extent permitted by applicable law, no Borrower shall assert, and each Borrower hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

                  (e) All amounts due under this Section shall be payable promptly after written demand therefor.

                  SECTION 10.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto (including any Borrowing Subsidiaries) and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder or under any Borrowing Subsidiary Agreement without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans or other amounts at the time owing to
it); provided that (i) except in the case of an assignment to a Lender, an Affiliate of a Lender or a Related Fund of any Lender, each of the Company and the Administrative Agent (and (A) in the case of an assignment of all or a portion of a Tranche 1 Revolving Commitment or any Lender's obligations in respect of its LC Exposure or Swingline Exposure, the Issuing Bank and the Swingline Lender and (B) in the case of an assignment of all or a portion of a Tranche 2 Revolving Commitment or any Lender's obligations in respect of its Designated Foreign Currency Exposure, each Fronting Lender) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender, an Affiliate of a Lender or a Related Fund of any Lender or an assignment of the entire remaining amount of the assigning Lender's Commitments and outstanding Loans, the amount of the Commitments and outstanding Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $2,500,000 unless each of the Company and the Administrative Agent otherwise consent, (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 (it being understood that contemporaneous assignments to five or less Related Funds of a Lender shall be subject to one $3,500 processing and recordation fee), and (iv) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further that any consent of the Company otherwise required under this paragraph shall not be required if an Event of Default has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph
(d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

                  (c) The Administrative Agent, acting for this purpose as an agent of each Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph
(b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (e) Any Lender may, without the consent of any Borrower, the Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant. Subject to paragraph (f) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and
2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to
Section 2.18(c) as though it were a Lender.

                  (f) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the

Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.17(e) as though it were a Lender.

                  (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or, in the case of a Lender that is an investment fund, to the trustee under the indenture to which such fund is a party, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                  SECTION 10.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties herein or in any other Loan Document or in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto or thereto and shall survive the execution and delivery of this Agreement and any other Loan Document and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17, 10.03 and 10.13 and
Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof.

                  SECTION 10.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 10.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 10.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Borrower against any of and all the obligations of such Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  SECTION 10.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

                  (b) Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Borrower or its properties in the courts of any jurisdiction.

                  (c) Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each party to this Agreement (including any Borrowing Subsidiaries) irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 10.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 10.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  SECTION 10.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors, to Related Funds' directors and officers and to any direct or indirect contractual counterparty in swap agreements (it being understood that each Person to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement,
(e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Company or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Company. For the purposes of this Section, "Information" means all information received from the Company relating to the Company or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Company; provided that, in the case of information received from the Company after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

                  SECTION 10.13. Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto (including any Borrowing Subsidiary) agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

                  (b) The obligations of each Borrower in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the "Applicable Creditor") shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than the currency in which such sum is stated to be due hereunder (the "Agreement Currency"), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Borrowers contained in this Section 10.13 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

                  SECTION 10.14. Release of Collateral. (a) Notwithstanding any other provision of this Agreement or any Security Document, all Collateral held under any Security Document shall be released from the Liens created thereunder, in each case without representation, warranty or recourse of any nature, on a Business Day specified by the Company (the "Release Date"), and the provisions of Section 5.11 of this Agreement insofar as they relate to the Collateral Requirement shall cease to be of any force or effect, upon satisfaction of the following conditions precedent:

                  (i) the Company shall have given written notice to the Collateral Agent at least 10 Business Days prior to the Release Date, specifying the proposed Release Date;

                  (ii) as of the date of such notice and as of the Release date, the senior, unsecured, non-credit enhanced long term indebtedness for borrowed money of the Company shall be rated "BBB-" or better by S&P and "Baa3" or better by Moody's, and shall have been so rated by each of S&P and Moody's for a period of not less than 90 consecutive days;

                  (iii) no Default or Event of Default under any of the Loan Documents shall have occurred and be continuing as of the Release Date; and

                  (iv) on the Release Date, the Collateral Agent shall have received a certificate, dated the Release Date and executed on behalf of the Company and each other Loan Party by the President, a Vice President or a Financial Officer of the Company, confirming the satisfaction of the conditions set forth in clauses (ii) and (iii) above.

                  (b) Subject to the satisfaction of the conditions set forth in paragraph (a) above, on or after the Release Date, the Lenders hereby expressly authorize the Collateral Agent to, and the Collateral Agent hereby agrees to, deliver the Pledged Stock and Pledged Notes (each as defined in the Pledge Agreement) to the Company and to execute and deliver to the Company all such instruments and documents as the Company may reasonably request to effectuate, evidence or confirm the releases of Collateral provided for in this Section
10.14. Any execution and delivery of documents pursuant to this Section 10.14 shall be without recourse to or warranty by the Collateral Agent.

                  (c) Without limiting the provisions of Section 10.03, the Company shall reimburse the Collateral Agent, the Administrative Agent and the Lenders upon demand for all costs and expenses, including attorneys fees and disbursements, incurred by any of them in connection with any action contemplated by this Section 10.14.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                               GENERAL CABLE CORPORATION,

                                               by /s/ Christopher F. Virgulak
                                                  ---------------------------
                                                  Name:  Christopher F. Virgulak
                                                  Title: Executive Vice
                                                         President


                                               GK TECHNOLOGIES, INCORPORATED,

                                               by /s/ Christopher F. Virgulak
                                                  ---------------------------
                                                  Name:  Christopher F. Virgulak
                                                  Title: Executive Vice
                                                         President


                                               GENERAL CABLE HOLDINGS, INC.,

                                               by /s/ Christopher F. Virgulak
                                                  ---------------------------
                                                  Name:  Christopher F. Virgulak
                                                  Title: Executive Vice
                                                         President


                                               GENERAL CABLE HOLDINGS (UK)
                                               LIMITED,

                                               by /s/ Christopher F. Virgulak
                                                  ---------------------------
                                                  Name:  Christopher F. Virgulak
                                                  Title: Director


                                               GENERAL CABLE ACQUISITIONS
                                               (SPAIN), S.A.,

                                               by /s/ Robert J. Siverd
                                                  --------------------
                                                  Name:  Robert J. Siverd
                                                  Title: Sole Administrator

                                               THE CHASE MANHATTAN BANK,
                                               individually, as Administrative
                                               Agent and as Collateral Agent,

                                               by /s/ Thomas H. Kozlark
                                                  ---------------------
                                                  Name:  Thomas H. Kozlark
                                                  Title: Vice President


                                               CHASE MANHATTAN INTERNATIONAL
                                               LIMITED, as London Agent,

                                               by /s/ Stephen Hurford
                                                  -------------------
                                                  Name:  Stephen Hurford
                                                  Title: Vice President


                                               BANK ONE, MICHIGAN,
                                               individually and as
                                               Co-Documentation Agent,

                                               by /s/ Patrick F. Dunphy
                                                  ---------------------
                                                  Name:  Patrick F. Dunphy
                                                 Title: Vice President


                                               MERRILL LYNCH CAPITAL
                                               CORPORATION, individually and as
                                               Co-Documentation Agent,

                                               by /s/ Carol J.E. Feeley
                                                  ---------------------
                                                  Name:  Carol J.E. Feeley
                                                  Title: Director/Vice President


                                               PNC BANK, NATIONAL ASSOCIATION,
                                               individually and as
                                               Co-Documentation Agent,

                                               by /s/ Troy A. Brown
                                                  -----------------
                                                  Name:  Troy A. Brown
                                                  Title: Assistant Vice
                                                         President


                                               BANKBOSTON, N.A.,

                                               by /s/ Harvey H. Thayer, Jr.
                                                  -------------------------
                                                  Name:  Harvey H. Thayer, Jr.
                                                  Title: Managing Director

                                               BANKBOSTON, N.A.,
                                               as Trust Administrator for Long
                                               Lane Master Trust IV,

                                               by /s/ Renee A. Ross
                                                  -----------------
                                                  Name:  Renee A. Ross
                                                  Title: Managing Director/
                                                         Credit Derivatives


                                               BANK LEUMI USA,

                                               by /s/ Timothy Fossa
                                                  -----------------
                                                  Name:  Timothy Fossa
                                                  Title: Vice President


                                               THE BANK OF NOVA SCOTIA,

                                               by /s/ F.C.H. Ashby
                                                  ----------------
                                                  Name:  F.C.H. Ashby
                                                  Title: Senior Manager Loan
                                                         Operations


                                               THE BANK OF TOKYO-MITSUBISHI,
                                               LTD., CHICAGO BRANCH,

                                               by /s/ Hisashi Miyashiro
                                                  ---------------------
                                                  Name:  Hisashi Miyashiro
                                                  Title: Deputy General Manager


                                               BANK UNITED,

                                               by /s/ Phil Green
                                                  --------------
                                                  Name:  Phil Green
                                                  Title: Director Commercial
                                                         Syndications


                                               CANADIAN IMPERIAL BANK OF
                                               COMMERCE,

                                               by /s/ Frank Fiorito
                                                  -----------------
                                                  Name:  Frank Fiorito
                                                  Title: Authorized Signatory

                                               COMERICA BANK,

                                               by /s/ Lee J. Santioni
                                                  -------------------
                                                  Name:  Lee J. Santioni
                                                  Title: First Vice President


                                               CYPRESSTREE INVESTMENT FUND, LLC,

                                               By: CypressTree Investment
                                                   Management Company, Inc.,
                                                   its Managing Member,

                                               by /s/ Peter K. Merrill
                                                  --------------------
                                                  Name:  Peter K. Merrill
                                                  Title: Managing Director


                                               CYPRESSTREE INSTITUTIONAL FUND,
                                               LLC,

                                               By: CypressTree Investment
                                                   Management Company, Inc.,
                                                   its Managing Member,

                                               by /s/ Peter K. Merrill
                                                  --------------------
                                                  Name:  Peter K. Merrill
                                                  Title: Managing Director


                                               DEBT STRATEGIES FUND II, INC.,

                                               by /s/ Joseph Moroney
                                                  ------------------
                                                  Name:  Joseph Moroney
                                                  Title: Authorized Signatory


                                               FIRST UNION NATIONAL BANK,

                                               by /s/ Jorge A. Gonzalez
                                                  ---------------------
                                                  Name:  Jorge A. Gonzalez
                                                  Title: Senior Vice President


                                               FRANKLIN FLOATING RATE TRUST,

                                               by /s/ Chauncey Lufkin
                                                  -------------------
                                                  Name:  Chauncey Lufkin
                                                  Title: Vice President

                                               FREMONT FINANCIAL CORPORATION,

                                               by /s/ Maria Chachere
                                                  ------------------
                                                  Name:  Maria Chachere
                                                  Title: Vice President


                                               THE FUJI BANK, LIMITED,

                                               by /s/ Peter L. Chinnici
                                                  ---------------------
                                                  Name:  Peter L. Chinnici
                                                  Title: Senior Vice President
                                                         & Group Head


                                               GALAXY CLO 1999-1, LTD.,

                                               By: SAI Investment Adviser, Inc.
                                                   its Collateral Manager,

                                               by /s/ Lynn A. Hopton
                                                  ------------------
                                                  Name:  Lynn A. Hopton
                                                  Title: Authorized Signatory


                                               JACKSON NATIONAL LIFE INSURANCE
                                               COMPANY,

                                               By:  PPM America, Inc., as
                                                    attorney in fact, on behalf
                                                    of Jackson National Life
                                                    Insurance Company,

                                               by /s/ Michael King
                                                  ----------------
                                                  Name:  Michael King
                                                  Title: Vice President


                                               KEYBANK NATIONAL ASSOCIATION,

                                               by /s/ Brendan A. Lawlor
                                                  ---------------------
                                                  Name:  Brendan A. Lawlor
                                                  Title: Assistant Vice
                                                         President


                                               KZH APPALOOSA LLC,

                                               by /s/ Martin Alderoty
                                                  -------------------
                                                  Name:  Martin Alderoty
                                                  Title: Authorized Agent

                                               KZH CRESCENT-2 LLC,

                                               by /s/ Virginia Conway
                                                  -------------------
                                                  Name:  Virginia Conway
                                                  Title: Authorized Agent


                                               KZH CRESCENT-3 LLC,

                                               by /s/ Virginia Conway
                                                  -------------------
                                                  Name:  Virginia Conway
                                                  Title: Authorized Agent


                                               KZH CRESCENT LLC,

                                               by /s/ Virginia Conway
                                                  -------------------
                                                  Name:  Virginia Conway
                                                  Title: Authorized Agent


                                               KZH CYPRESSTREE-1 LLC,

                                               by /s/ Virginia Conway
                                                  -------------------
                                                  Name:  Virginia Conway
                                                  Title: Authorized Agent


                                               KZH ING-1 LLC,

                                               by /s/ Ann Turlip
                                                  --------------
                                                  Name:  Ann Turlip
                                                  Title: Authorized Agent


                                               KZH ING-2 LLC,

                                               by /s/ Ann Turlip
                                                  --------------
                                                  Name:  Ann Turlip
                                                  Title: Authorized Agent


                                               KZH ING-3 LLC,

                                               by /s/ Virginia Conway
                                                  -------------------
                                                  Name:  Virginia Conway
                                                  Title: Authorized Agent

                                               KZH III LLC,

                                               by /s/ Martin Alderoty
                                                  -------------------
                                                  Name:  Martin Alderoty
                                                  Title: Authorized Agent


                                               KZH IV LLC,

                                               by /s/ Martin Alderoty
                                                  -------------------
                                                  Name:  Martin Alderoty
                                                  Title: Authorized Agent


                                               KZH LANGDALE LLC,

                                               by /s/ Martin Alderoty
                                                  -------------------
                                                  Name:  Martin Alderoty
                                                  Title: Authorized Agent


                                               KZH SHOSHONE LLC,

                                               by /s/ Virginia Conway
                                                  -------------------
                                                  Name:  Virginia Conway
                                                  Title: Authorized Agent


                                               KZH WATERSIDE LLC,

                                               by /s/ Virginia Conway
                                                  -------------------
                                                  Name:  Virginia Conway
                                                  Title: Authorized Agent


                                               MERRILL LYNCH SENIOR FLOATING
                                               RATE FUND, INC.,

                                               by /s/ Joseph Moroney
                                                  ------------------
                                                  Name:  Joseph Moroney
                                                  Title: Authorized Signatory


                                               METROPOLITAN LIFE INSURANCE
                                               COMPANY,

                                               by /s/ James R. Dingler
                                                  --------------------
                                                  Name:  James R. Dingler
                                                  Title: Director

                                               MICHIGAN NATIONAL BANK,

                                               by /s/ John M. Bebb
                                                  ----------------
                                                  Name:  John M. Bebb
                                                  Title: Relationship Manager


                                               MORGAN GUARANTY TRUST COMPANY OF
                                               NEW YORK,

                                               by /s/ Michael L. Ambler,
                                                  ----------------------
                                                  Name:  Michael L. Ambler, ASC
                                                  Title: Associate


                                               MORGAN STANLEY DEAN WITTER PRIME
                                               INCOME TRUST,

                                               by /s/ Sheila A. Finnerty
                                                  ----------------------
                                                  Name:  Sheila A. Finnerty
                                                  Title: Vice President


                                               NATIONAL CITY BANK,

                                               by /s/ Beth A. Newton
                                                  ------------------
                                                  Name:  Beth A. Newton
                                                  Title: Vice President


                                               NATIONSBANK, N.A.,

                                               by /s/ Edward A. Hamilton
                                                  ----------------------
                                                  Name:  Edward A. Hamilton
                                                  Title: Managing Director


                                               NORTH AMERICAN SENIOR FLOATING
                                               RATE FUND,

                                               By: CypressTree Investment
                                                   Management Company, Inc. as
                                                   Portfolio Manager

                                               by /s/ Peter K. Merrill
                                                  --------------------
                                                  Name:  Peter K. Merrill
                                                  Title: Managing Director

                                               OCTAGON LOAN TRUST,

                                               By: Octagon Credit Investors, as
                                                   Manager,

                                               by /s/ Joyce C. DeLucca
                                                  --------------------
                                                  Name:  Joyce C. DeLucca
                                                  Title: Managing Director


                                               OLYMPIC FUNDING TRUST, SERIES
                                               1999-1,

                                               by /s/ Kelly C. Walker
                                                  -------------------
                                                  Name:  Kelly C. Walker
                                                  Title: Authorized Agent


                                               PILGRIM PRIME RATE TRUST,

                                               By: Pilgrim Investments, Inc. as
                                                   its investment manager,

                                               by /s/ Charles E. LeMieux
                                                  ----------------------
                                                  Name:  Charles E. LeMieux, CFA
                                                  Title: Assistant Vice
                                                         President


                                               SEQUILS I, LTD,

                                               By: TCW Advisors, Inc. as its
                                                   Collateral Manager,

                                               by /s/ Mark L. Gold
                                                  ----------------
                                                  Name:  Mark L. Gold
                                                  Title: Managing Director

                                               by /s/ Justin L. Driscoll
                                                  ----------------------
                                                  Name:  Justin L. Driscoll
                                                  Title: Senior Vice President


                                               SOUTHERN PACIFIC BANK,

                                               by /s/ Cheryl A. Wasilewski
                                                  ------------------------
                                                  Name:  Cheryl A. Wasilewski
                                                  Title: Senior Vice President

                                               STEIN ROE FLOATING RATE LIMITED
                                               LIABILITY COMPANY,

                                               by /s/ Brian W. Good
                                                  -----------------
                                                  Name:  Brian W. Good
                                                  Title: Vice President,
                                                  Stein Roe & Farnham
                                                  Incorporated, as Advisor to
                                                  the Stein Roe Floating Rate
                                                  Limited Liability Company


                                               TORONTO DOMINION (NEW YORK),
                                               INC.,

                                               by /s/ Jorge A. Garcia
                                                  -------------------
                                                  Name:  Jorge A. Garcia
                                                  Title: Vice President


                                               TRAVELERS CORPORATE LOAN FUND
                                               INC.,

                                               By: Travelers Asset Management
                                                   International Corporation,

                                               by /s/ John W. Petchler
                                                  --------------------
                                                  Name:  John W. Petchler
                                                  Title: Second Vice President


                                               THE TRAVELERS INSURANCE COMPANY,

                                               by /s/ John W. Petchler
                                                  --------------------
                                                  Name:  John W. Petchler
                                                  Title: Second Vice President


                                               TRITON CBO III, LIMITED,

                                               By: INVESCO Senior Secured
                                                   Management, Inc., as
                                                   Investment Advisor

                                               by /s/ Kathleen A. Lenarcic
                                                  ------------------------
                                                  Name:  Kathleen A. Lenarcic
                                                  Title: Authorized Signatory

                                               USTRUST,

                                               by /s/ D. G. Eastman
                                                  -----------------
                                                  Name:  D.G. Eastman
                                                  Title: Vice President